UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05611

Name of Fund:	BlackRock MuniVest Fund, Inc. (MVF)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniVest Fund, Inc.,
55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 08/31/2021

Date of reporting period: 08/31/2021

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

AUGUST 31, 2021

2021 Annual Report

BlackRock Municipal Income Quality Trust (BYM)

BlackRock Municipal Income Trust II (BLE)

BlackRock MuniHoldings Investment Quality Fund (MFL)

BlackRock MuniVest Fund, Inc. (MVF)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of August 31, 2021 was a remarkable period of adaptation and recovery, as the global economy dealt with the implications of the coronavirus (or “COVID-19”) pandemic. The United States, along with most of the world, began the reporting period emerging from a severe recession, prompted by pandemic-related restrictions that disrupted many aspects of daily life. However, easing restrictions and robust government intervention led to a strong rebound, and the economy grew at a significant pace for the reporting period, eventually regaining the output lost from the pandemic.

Equity prices rose with the broader economy, as strong fiscal and monetary support, as well as the development of vaccines, made investors increasingly optimistic about the economic outlook. The implementation of mass vaccination campaigns and passage of two additional fiscal stimulus packages further boosted stocks, and many equity indices neared or surpassed all-time highs late in the reporting period. In the United States, returns of small-capitalization stocks, which benefited the most from the resumption of in-person activities, outpaced large-capitalization stocks. International equities also gained, as both developed and emerging markets rebounded substantially.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) had fallen sharply prior to the beginning of the reporting period, which meant bonds were priced for extreme risk avoidance and economic disruption. Despite expectations of doom and gloom, the economy expanded rapidly, stoking inflation concerns in early 2021, which led to higher yields and a negative overall return for most U.S. Treasuries. In the corporate bond market, support from the U.S. Federal Reserve (the “Fed”) assuaged credit concerns and led to solid returns for high-yield corporate bonds, although investment-grade corporates declined slightly.

The Fed remained committed to accommodative monetary policy by maintaining near-zero interest rates and by reiterating that inflation could exceed its 2% target for a sustained period without triggering a rate increase. In response to rising inflation late in the period, the Fed changed its market guidance, raising the possibility of higher rates in 2023 and reducing bond purchasing beginning in late 2022.

Looking ahead, we believe that the global expansion will continue to broaden as Europe and other developed market economies gain momentum, although the delta variant of the coronavirus remains a threat, particularly in emerging markets. While we expect inflation to remain elevated in the medium-term as the expansion continues, we believe the recent uptick owes more to temporary supply disruptions than a lasting change in fundamentals. The change in Fed policy also means that moderate inflation is less likely to be followed by interest rate hikes that could threaten the economic expansion.

Overall, we favor a moderately positive stance toward risk, with an overweight in equities. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long-term. U.S. small-capitalization stocks and European equities are likely to benefit from the continuing vaccine-led restart. We are underweight long-term credit, but inflation-protected U.S. Treasuries and Asian fixed income offer potential opportunities. We believe that international diversification and a focus on sustainability can help provide portfolio resilience, and the disruption created by the coronavirus appears to be accelerating the shift toward sustainable investments.

In this environment, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of August 31, 2021
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	19.52%	31.17%

U.S. small cap equities (Russell 2000® Index)	3.81	47.08

International equities (MSCI Europe, Australasia, Far East Index)	10.31	26.12

Emerging market equities (MSCI Emerging Markets Index)	(0.98)	21.12

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.02	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	2.36	(4.12)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	1.49	(0.08)

Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.50	3.44

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	3.82	10.14

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Municipal Market Overview For the Reporting Period Ended August 31, 2021

Municipal Market Conditions

Municipal bonds posted positive total returns during the period despite rising interest rates as the economy normalized from the pandemic-induced economic shutdown. The asset class benefited from favorable supply and demand dynamics and improved credit fundamentals amid considerable fiscal stimulus and a quicker-than-expected rebound in state and local government revenues. As a result, municipal bonds generated substantial excess returns versus duration-matched U.S. Treasuries and longer duration and lower credit quality strategies outperformed. Despite broad strength, the market contended with brief periods of volatility surrounding U.S. election uncertainty as well as a temporary valuation-based market correction in late February.

Technical support was strong throughout the period as robust demand outpaced supply. During the 12 months ended August 31, 2021, municipal bond funds experienced net inflows totaling $97 billion, with January 2021 producing the largest monthly net inflow on record (based on data from the Investment Company Institute). For the same period, the market absorbed $471 billion in issuance, notably elevated compared to the $452 billion issued during the prior 12-month period. However, taxable

S&P Municipal Bond Index Total Returns as of August 31, 2021 6 months: 2.50% 12 months: 3.44%
municipal issuance, which typically draws a different and unique buyer base, was proportionally elevated, making supply less onerous on the traditional tax-exempt market.

A Closer Look at Yields

From August 31, 2020 to August 31, 2021, yields on AAA-rated 30-year municipal bonds decreased by 4 basis points (“bps”) from 1.56% to 1.52%, while ten-year rates increased by 11 bps from 0.81% to 0.92% and five-year rates increased by 14 bps from 0.26% to 0.40% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve steepened over the 12-month period with the spread between two- and 30-year maturities steepening by 1 bp, led by 16 bps of steepening between two- and ten-year maturities.

Consistent municipal outperformance has resulted in stretched valuations. After dislocating at the height of the pandemic, municipal-to-Treasury ratios posted all-time lows in February and remain well below historical averages.

Financial Conditions of Municipal Issuers

The COVID-19 pandemic has been an unprecedented shock to the system impacting nearly every sector in the municipal market. Fortunately, most states and municipalities were in excellent fiscal health before the crisis, and the federal government delivered another $350 billion injection. Direct state and local government aid has provided additional support to own-source government tax receipts, which continue to outperform the dire predictions made in early 2020. Essential public services such as power, water, and sewer remain protected segments. State housing authority bonds, flagship universities, and strong national and regional health systems have absorbed the impact of the economic shock. While some segments still confront financial pressures, the combination of new federal stimulus and vaccine distribution is boosting economic activity and, consequently, increasing revenue receipts in these sectors as well. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain but the additional aid and the re-opening of the economy will continue to support operating results in the second half of 2021, despite the surging delta variant of the coronavirus. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration. However, the risk of new mandated lockdowns is significantly diminished, and we expect limited impact on the high fundamental quality of state and local governments as well as essential service providers. While credit fundamentals have improved noticeably across the municipal space, BlackRock advocates careful credit selection as the market must still navigate near-term uncertainty.

The opinions expressed are those of BlackRock as of August 31, 2021 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The S&P Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

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The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Trust segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Trust’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of August 31, 2021	BlackRock Municipal Income Quality Trust (BYM)

Investment Objective

BlackRock Municipal Income Quality Trust’s (BYM) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income taxes, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in municipal bonds exempt from U.S. federal income taxes, including the U.S. federal alternative minimum tax. The Trust also invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of August 31, 2021 ($16.06)(a)	4.33%
Tax Equivalent Yield(b)	7.31%
Current Monthly Distribution per Common Share(c)	$0.0580
Current Annualized Distribution per Common Share(c)	$0.6960
Leverage as of August 31, 2021(d)	37%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	08/31/21	08/31/20	Change	High	Low
Closing Market Price	$16.06	$14.19	13.18%	$16.29	$13.90
Net Asset Value	15.95	15.57	2.44	16.23	15.34

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

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Trust Summary as of August 31, 2021 (continued)	BlackRock Municipal Income Quality Trust (BYM)

Performance Summary for the Period Ended August 31, 2021

Returns for the period ended August 31, 2021 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	7.14%	4.49%	6.90%

Trust at Market Price(a)(b)	18.36	5.52	7.15
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(c)	8.97	4.42	6.74
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(c)	17.62	5.28	7.27
S&P® Municipal Bond Index	3.44	3.24	4.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Despite rising yields (and falling prices) for U.S. Treasuries, municipal bonds produced healthy gains in the past 12 months. Tax-exempt bonds continued to rally off of their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus and higher taxes were additional tailwinds for the market. These factors led to a decline in yield spreads versus U.S. Treasuries, fueling positive returns for municipal debt.

The Trust’s holdings in bonds with maturities of 20 years and above benefited performance, since longer maturities outperformed shorter-dated issues. The Trust’s use of leverage also helped returns by augmenting income and amplifying the effect of rising prices. The Trust further benefited from its positions in A and BBB rated securities, particularly in the state tax-backed, health care and education sectors. The Trust’s use of U.S. Treasury futures to manage interest rate risk also contributed to results given that U.S. Treasury yields rose.

On the negative side, reinvestment risk continued to be a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds issued when yields were higher.

Despite rising yields (and falling prices) for U.S. Treasuries, municipal bonds produced healthy gains in the past 12 months. Tax-exempt bonds continued to rally off of their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus and higher taxes were additional tailwinds for the market. These factors led to a decline in yield spreads versus U.S. Treasuries, fueling positive returns for municipal debt.

The Trust’s holdings in bonds with maturities of 20 years and above benefited performance, since longer maturities outperformed shorter-dated issues. The Trust’s use of leverage also helped returns by augmenting income and amplifying the effect of rising prices. The Trust further benefited from its positions in A and BBB rated securities, particularly in the state tax-backed, health care and education sectors. The Trust’s use of U.S. Treasury futures to manage interest rate risk also contributed to results given that U.S. Treasury yields rose.

On the negative side, reinvestment risk continued to be a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	7

Trust Summary as of August 31, 2021 (continued)	BlackRock Municipal Income Quality Trust (BYM)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	08/31/21	08/31/20

County/City/Special District/School District	28%	24%

Health	18	18

Transportation	16	21

State	11	9

Education	8	6

Utilities	8	8

Tobacco	6	6

Housing	2	4

Corporate	2	2

Other	1	2

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2021	5%

2022	8

2023	16

2024	6

2025	13

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	08/31/21		08/31/20

AAA/Aaa	14%		12%

AA/Aa	35		37

A	24		25

BBB/Baa	14		16

BB/Ba	3		1

B	—	(e)	—

N/R(f)	10		9

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2021 and August 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 1% and 1%, respectively, of the Trust’s total investments.

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Trust Summary as of August 31, 2021	BlackRock Municipal Income Trust II (BLE)

Investment Objective

BlackRock Municipal Income Trust II’s (BLE) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income tax. The Trust seeks to achieve its investment objective by investing primarily in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Trust invests, under normal market conditions, at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

On June 16, 2020, the Board of Trustees of BlackRock Strategic Municipal Trust (BSD), the Board of Directors of BlackRock MuniYield Investment Quality Fund (MFT), the Board of Trustees of BlackRock Municipal Income Investment Trust (BBF) and the Board of Trustees of BLE each approved the reorganizations of BSD, MFT and BBF into BLE. The reorganizations were approved by each fund’s shareholders and were completed on April 12, 2021.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BLE

Initial Offering Date	July 30, 2002

Yield on Closing Market Price as of August 31, 2021 ($16.10)(a)	4.62%

Tax Equivalent Yield(b)	7.80%

Current Monthly Distribution per Common Share(c)	$0.0620

Current Annualized Distribution per Common Share(c)	$0.7440

Leverage as of August 31, 2021(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	08/31/21	08/31/20	Change	High	Low
Closing Market Price	$16.10	$14.83	8.56%	$16.16	$14.28
Net Asset Value	15.18	14.79	2.64	15.46	14.51

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

T R U S T S U M M A R Y	9

Trust Summary as of August 31, 2021 (continued)	BlackRock Municipal Income Trust II (BLE)

Performance Summary for the Period Ended August 31, 2021

Returns for the period ended August 31, 2021 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	7.82%	4.11%	6.95%

Trust at Market Price(a)(b)	14.05	5.05	7.45
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(c)	8.97	4.42	6.74
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(c)	17.62	5.28	7.27
S&P® Municipal Bond Index	3.44	3.24	4.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s premium to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Despite rising yields (and falling prices) for U.S. Treasuries, municipal bonds produced healthy gains in the past 12 months. Tax-exempt bonds continued to rally off of their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus and higher taxes were additional tailwinds for the market. These factors led to a decline in yield spreads versus U.S. Treasuries, fueling positive returns for municipal debt.

Both income and price appreciation in the broader market played a role in the Trust’s positive total return. Yield curve positioning further aided performance, led by holdings in longer-dated bonds with maturities of 20 years and above. Positions in non-investment grade issues and lower-rated investment-grade bonds (including those rated A and BBB) also helped performance. At the sector level, holdings in the state tax-backed sector led the way. Most notably, lower-rated issuers—including New Jersey, Illinois and Puerto Rico—experienced significant yield spread compression. Allocations to the transportation and health care sectors contributed as well. The Trust’s use of leverage, which enhanced portfolio income and amplified the effect of rising prices, also boosted results.

The Trust used Treasury futures in an effort to manage interest rate risk. This strategy detracted from performance since Treasury yields declined after the strategy was implemented. Reinvestment risk continued to be a headwind given that the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds issued when yields were higher. In addition, holdings in short-duration issues, including pre-refunded securities, underperformed relative to longer-dated maturities. (Duration is a measure of interest-rate sensitivity.)

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

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Trust Summary as of August 31, 2021 (continued)	BlackRock Municipal Income Trust II (BLE)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	08/31/21	08/31/20

Transportation	25%	22%

Health	14	11

State	13	12

County/City/Special District/School District	12	8

Utilities	9	15

Tobacco	7	9

Education	7	8

Corporate	6	8

Housing	6	1

Other	1	6

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2021	8%

2022	6

2023	11

2024	6

2025	6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	08/31/21	08/31/20

AAA/Aaa	5%	5%

AA/Aa	32	31

A	29	23

BBB/Baa	17	20

BB/Ba	5	7

B	1	2

C	—	1

N/R(e)	11	11

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2021 and August 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 3%, respectively, of the Trust’s total investments.

T R U S T S U M M A R Y	11

Trust Summary as of August 31, 2021	BlackRock MuniHoldings Investment Quality Fund (MFL)

Investment Objective

BlackRock MuniHoldings Investment Quality Fund’s (MFL) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income tax and to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade (as rated or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment) municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives. Due to the repeal of the Florida intangible personal property tax, in September 2008, the Board gave approval to permit the Trust the flexibility to invest in municipal obligations regardless of geographic location since municipal obligations issued by any state or municipality that provides income exempt from regular U.S. federal income tax would now satisfy the foregoing objective and policy.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MFL

Initial Offering Date	September 26, 1997

Yield on Closing Market Price as of August 31, 2021 ($14.88)(a)	3.91%

Tax Equivalent Yield(b)	6.60%

Current Monthly Distribution per Common Share(c)	$0.0485

Current Annualized Distribution per Common Share(c)	$0.5820

Leverage as of August 31, 2021(d)	38%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	08/31/21	08/31/20	Change	High	Low
Closing Market Price	$14.88	$13.45	10.63%	$15.21	$13.06
Net Asset Value	15.38	14.75	4.27	15.59	14.49

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

12	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of August 31, 2021 (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL)

Performance Summary for the Period Ended August 31, 2021

Returns for the period ended August 31, 2021 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	8.56%	4.38%	6.63%
Trust at Market Price(a)(b)	15.18	3.69	6.40
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(c)	8.97	4.42	6.74
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(c)	17.62	5.28	7.27
S&P® Municipal Bond Index	3.44	3.24	4.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Despite rising yields (and falling prices) for U.S. Treasuries, municipal bonds produced healthy gains in the past 12 months. Tax-exempt bonds continued to rally off of their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus and higher taxes were additional tailwinds for the market. These factors led to a decline in yield spreads versus U.S. Treasuries, fueling positive returns for municipal debt.

The Trust’s holdings in bonds with maturities of 20 years and above benefited performance, since longer maturities outperformed shorter-dated issues. The Trust’s use of leverage also helped returns by augmenting income and amplifying the effect of rising prices. The Trust further benefited from its positions in A and BBB rated securities, particularly in the state tax-backed, health care and education sectors. The Trust’s use of U.S. Treasury futures to manage interest rate risk also contributed to results given that U.S. Treasury yields rose.

On the negative side, reinvestment risk continued to be a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	13

Trust Summary as of August 31, 2021 (continued)	BlackRock MuniHoldings Investment Quality Fund (MFL)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	08/31/21	08/31/20

Transportation	35%	37%

State	20	20

Health	14	15

County/City/Special District/School District	11	9

Utilities	8	6

Education	5	6

Tobacco	3	3

Other	2	2

Corporate	1	2

Housing	1	—

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	08/31/21		08/31/20

AAA/Aaa	9%		8%

AA/Aa	50		49

A	23		27

BBB/Baa	8		7

BB/Ba	4		3

N/R	6	(e)	6

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2021	6%

2022	1

2023	16

2024	4

2025	3

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1% of the Trust’s total investments.

14	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of August 31, 2021	BlackRock MuniVest Fund, Inc. (MVF)

Investment Objective

BlackRock MuniVest Fund, Inc.’s (MVF) (the “Trust”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Trust seeks to achieve its investment objective by investing at least 80% of an aggregate of the Trust’s net assets (including proceeds from the issuance of any preferred shares) and the proceeds of any borrowing for investment purposes, in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). Under normal market conditions, the Trust primarily invests in long term municipal obligations rated investment grade at the time of investment (or, if unrated, are considered by the Trust’s investment adviser to be of comparable quality at the time of investment) and in long term municipal obligations with maturities of more than ten years at the time of investment. The Trust may invest up to 20% of its total assets in securities rated below investment grade or deemed equivalent at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MVF

Initial Offering Date	September 29, 1988

Yield on Closing Market Price as of August 31, 2021 ($9.80)(a)	4.10%

Tax Equivalent Yield(b)	6.93%

Current Monthly Distribution per Common Share(c)	$0.0335

Current Annualized Distribution per Common Share(c)	$0.4020

Leverage as of August 31, 2021(d)	35%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	08/31/21	08/31/20	Change	High	Low
Closing Market Price	$9.80	$8.77	11.74%	$ 9.89	$8.59
Net Asset Value	10.08	9.60	5.00	10.22	9.46

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	A broad, market value-weighted index that seeks to measure the performance of the U.S. municipal bond market.

T R U S T S U M M A R Y	15

Trust Summary as of August 31, 2021 (continued)	BlackRock MuniVest Fund, Inc. (MVF)

Performance Summary for the Period Ended August 31, 2021

Returns for the period ended August 31, 2021 were as follows:

	Average Annual Total Returns
	1 Year	5 Years	10 Years
Trust at NAV(a)(b)	9.62%	4.66%	6.68%
Trust at Market Price(a)(b)	16.66	3.31	6.18
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(c)	8.97	4.42	6.74
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(c)	17.62	5.28	7.27
S&P® Municipal Bond Index	3.44	3.24	4.11

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Despite rising yields (and falling prices) for U.S. Treasuries, municipal bonds produced healthy gains in the past 12 months. Tax-exempt bonds continued to rally off of their pandemic-driven lows due to the release of multiple coronavirus vaccines, better-than-expected growth, improving municipal finances and robust investor demand. The prospect of substantial fiscal stimulus and higher taxes were additional tailwinds for the market. These factors led to a decline in yield spreads versus U.S. Treasuries, fueling positive returns for municipal debt.

The Trust produced a positive return for the period. At the sector level, holdings in the state tax-backed sector—particularly, positions in Puerto Rico, Illinois and New Jersey—were the best performers. Revenue sectors, such as transportation and health care, also contributed positively. The portfolio’s allocation to high-yield bonds, which outpaced the broader market due to tightening credit spreads, further contributed. Positions in longer-maturity bonds (those with maturities of 20 years and above) were also key contributors.

The Trust’s use of leverage helped performance by augmenting income and amplifying the effect of rising prices. The Trust’s use of U.S. Treasury futures to manage interest rate risk also contributed to results given that U.S. Treasury yields rose.

Reinvestment risk continued to be a headwind since the proceeds from bonds that matured or were called needed to be reinvested at lower yields compared to bonds that were issued when yields were higher.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

16	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of August 31, 2021 (continued)	BlackRock MuniVest Fund, Inc. (MVF)

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	08/31/21	08/31/20

Transportation	28%	27%

Health	21	19

State	12	9

County/City/Special District/School District	10	9

Utilities	8	10

Corporate	7	8

Tobacco	6	7

Education	5	4

Housing	3	3

Other	—	4

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	08/31/21		08/31/20

AAA/Aaa	—	%(e)	—%

AA/Aa	34		30

A	28		30

BBB/Baa	19		22

BB/Ba	5		4

B	2		3

C	—		1

N/R(f)	12		10

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2021	5%

2022	6

2023	6

2024	4

2025	7

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)	Rounds to less than 1% of total investments.
(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of August 31, 2021 and August 31, 2020, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 2%, respectively, of the Trust’s total investments.

T R U S T S U M M A R Y	17

Schedule of Investments August 31, 2021	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.3%
City of Birmingham Alabama, GO, CAB, Series A-1, 5.00%, 03/01/45	$1,165	$1,344,969

Alaska — 0.3%
Alaska Industrial Development & Export Authority, RB, Series A, 5.50%, 10/01/41	1,070	1,074,483

Arizona(a) — 1.3%
Arizona Industrial Development Authority, RB 4.38%, 07/01/39	725	800,291
Series A, 5.00%, 07/01/39	610	648,070
Series A, 5.00%, 07/01/49	690	725,411
Series A, 5.00%, 07/01/54	530	555,552
Industrial Development Authority of the County of Pima, RB, 5.00%, 06/15/47	1,065	1,084,383
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52	595	626,648
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39	255	304,944
5.00%, 07/01/54	590	680,860

		5,426,159

California — 12.5%
California Community Housing Agency, RB, M/F Housing(a)
Series A, 5.00%, 04/01/49	265	301,665
Series A-2, 4.00%, 08/01/47	1,715	1,874,015
California Health Facilities Financing Authority, Refunding RB, Sub-Series A-2, 5.00%, 11/01/47	1,465	2,206,290
California Infrastructure & Economic Development Bank, RB, Series A, 1st Lien, (AMBAC), 5.00%, 01/01/28(b)	10,100	12,915,173
California State Public Works Board, RB, Series I, 5.50%, 11/01/33	1,415	1,573,140
California Statewide Communities Development Authority, RB, Series A, 5.00%, 04/01/42	1,620	1,663,335
California Statewide Communities Development Authority, Refunding RB, 4.00%, 03/01/48	3,175	3,618,801
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/47	2,060	2,128,392
Series A-2, 5.00%, 06/01/47	565	583,730
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertible, 6.25%, 08/01/43(c)	1,580	1,865,048
Riverside County Redevelopment Successor Agency, Refunding TA, Series A, (BAM), 4.00%, 10/01/39	3,700	4,283,564
San Diego Unified School District, GO, CAB(d)
Series K-2, 0.00%, 07/01/38	1,745	1,031,330
Series K-2, 0.00%, 07/01/39	2,115	1,196,477
Series K-2, 0.00%, 07/01/40	2,715	1,469,385
Series C, Election 2008, 0.00%, 07/01/38	2,000	1,447,900
Series G, Election 2008, 0.00%, 01/01/24(b)	3,425	1,770,791
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(d)	1,400	1,214,794
State of California, GO, 5.00%, 04/01/42	3,000	3,082,050

Security	Par (000)	Value

California (continued)
State of California, Refunding GO, 5.00%, 10/01/41	$1,100	$1,104,224
Yosemite Community College District, GO, Series D, Election 2004, 0.00%, 08/01/37(d)	10,000	7,291,300

		52,621,404

Colorado — 0.6%
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	1,305	1,406,490
Sabell Metropolitan District, GO, Series A, 5.00%, 12/01/50(a)	1,055	1,156,185

		2,562,675

Connecticut — 0.7%
State of Connecticut, Refunding GO, Series E, 5.00%, 09/15/37	2,280	2,862,677

Delaware — 0.8%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/40	770	880,556
Series A, 5.00%, 07/01/48	2,110	2,380,903

		3,261,459

District of Columbia — 2.3%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	9,500	9,794,880

Florida — 4.5%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	1,795	1,983,152
Capital Trust Agency, Inc., RB, Series A, 5.00%, 06/01/45(a)	615	656,156
County of Miami-Dade Seaport Department, ARB, Series A, 6.00%, 10/01/23(b)	2,770	3,105,280
Florida Development Finance Corp., Refunding RB, 5.00%, 09/15/40(a)	340	383,136
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	3,910	4,473,079
Miami-Dade County Health Facilities Authority, Refunding RB, 5.00%, 08/01/42	685	823,322
Orange County Health Facilities Authority, Refunding RB
5.00%, 08/01/41	630	693,875
5.00%, 08/01/47	1,845	2,027,729
Preserve at South Branch Community Development District, SAB
4.00%, 11/01/39	300	318,630
4.00%, 11/01/50	500	521,825
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(b)	1,340	1,459,086
Tohopekaliga Water Authority, Refunding RB, Series A, 5.25%, 10/01/21(b)	2,000	2,008,260
Westside Community Development District, Refunding SAB(a)
4.10%, 05/01/37	260	278,559
4.13%, 05/01/38	260	278,247

		19,010,336

Georgia — 1.6%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 02/15/25(b)	545	630,985
Georgia Housing & Finance Authority, RB, S/F Housing
Series A, 3.95%, 12/01/43	275	290,043
Series A, 4.00%, 12/01/48	410	430,734

18	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia (continued)
Main Street Natural Gas Inc RB, Series C, 4.00%, 05/01/52(e)(f)	$2,385	$2,856,085
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/38	595	862,762
Series A, 5.00%, 05/15/43	775	944,841
Private Colleges & Universities Authority, RB 5.00%, 04/01/33	155	172,524
5.00%, 04/01/44	595	657,463

		6,845,437

Illinois — 16.1%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/36	1,265	1,619,567
Series A, 5.00%, 12/01/38	515	656,228
Series A, 5.00%, 12/01/39	450	572,400
Series A, 5.00%, 12/01/40	940	1,192,531
Series A, 5.00%, 12/01/41	605	765,839
Chicago O’Hare International Airport, ARB, Series D, Senior Lien, 5.25%, 01/01/42	3,300	4,005,408
Chicago O’Hare International Airport, Refunding ARB, Series D, Senior Lien, 5.25%, 01/01/34	9,800	10,443,272
Chicago Transit Authority Sales Tax Receipts Fund, RB 5.25%, 12/01/21(b)	650	657,976
5.25%, 12/01/49	3,500	3,997,455
Cook County Community College District No. 508, GO 5.13%, 12/01/38	7,700	8,326,549
5.50%, 12/01/38	1,000	1,089,530
Cook County Forest Preserve District, Refunding GO, Series B, 5.00%, 12/15/37	210	217,642
County of Will Illinois, GO, 5.00%, 11/15/25(b)	1,400	1,672,328
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	565	632,958
Series A, 5.00%, 02/15/50	310	346,369
Illinois Finance Authority, Refunding RB
Series A, 5.00%, 11/15/45	2,815	3,273,563
Series B, 4.00%, 08/15/41	900	1,013,841
Series C, 4.13%, 08/15/37	3,130	3,510,232
Series C, 5.00%, 08/15/44	390	450,977
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	7,020	8,140,252
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	670	794,325
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	515	584,896
State of Illinois, GO 5.25%, 07/01/29	8,345	9,012,683
5.50%, 07/01/33	880	949,705
5.50%, 07/01/38	1,475	1,586,230
5.50%, 05/01/39	1,840	2,369,607

		67,882,363

Indiana — 0.3%
Indiana Finance Authority, Refunding RB, Series A, 1st Lien, 5.25%, 10/01/38	1,100	1,104,554

Iowa — 0.8%
Iowa Finance Authority, RB, 5.50%, 07/01/23(b)	3,000	3,290,250

Security	Par (000)	Value

Maryland — 3.2%
County of Montgomery Maryland, RB, 4.00%, 12/01/44	$1,810	$1,987,887
Maryland Health & Higher Educational Facilities
Authority, RB, 4.00%, 07/01/48	4,000	4,412,560
State of Maryland GO, 5.00%, 08/01/31	5,000	6,909,300

		13,309,747

Massachusetts — 3.0%
Massachusetts Development Finance Agency, RB 5.00%, 01/01/48	2,595	3,112,625
5.00%, 10/01/48	1,970	2,260,141
Series A, 5.00%, 01/01/47	2,370	2,771,454
Massachusetts Development Finance Agency, Refunding RB 5.00%, 07/01/37	190	218,158
5.00%, 09/01/43	1,750	2,095,152
Series A, 4.00%, 06/01/49	185	210,199
Massachusetts Housing Finance Agency, RB, M/F
Housing, Series A, 3.85%, 06/01/46	490	531,327
Massachusetts School Building Authority, RB, Series A, 5.00%, 05/15/23(b)	1,395	1,510,311

		12,709,367

Michigan — 6.6%
Michigan Finance Authority, RB, Series S, 5.00%, 11/01/44	3,640	4,253,340
Michigan Finance Authority, Refunding RB 5.00%, 12/01/21(b)	9,050	9,160,229
5.00%, 11/15/41	2,235	2,676,010
Michigan State Building Authority, Refunding RB(b)
Series I-A, 5.38%, 10/15/21	2,800	2,817,724
Series II-A, 5.38%, 10/15/21	1,500	1,509,495
Michigan State Hospital Finance Authority, Refunding
RB, 5.00%, 11/15/47	500	628,345
Michigan State Housing Development Authority, RB,
M/F Housing, Series A, 3.80%, 10/01/38	3,965	4,395,044
Royal Oak Hospital Finance Authority, Refunding RB,
Series D, 5.00%, 09/01/39	1,560	1,731,257
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/23(b)	430	475,765

		27,647,209

Minnesota — 0.4%
City of Minneapolis Minnesota, Refunding RB, Series A, 5.00%, 11/15/49	1,315	1,625,143

Nebraska — 1.6%
Central Plains Energy Project, RB, 5.25%, 09/01/37	6,345	6,663,075

Nevada — 0.8%
City of Las Vegas Nevada Special Improvement District No. 611, SAB 4.00%, 06/01/40	450	486,805
4.13%, 06/01/50	1,150	1,227,073
Tahoe-Douglas Visitors Authority, RB 5.00%, 07/01/40	360	423,184
5.00%, 07/01/45	450	521,505
5.00%, 07/01/51	480	550,392

		3,208,959

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) August 31, 2021	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Hampshire — 0.1%
New Hampshire Business Finance Authority, Refunding RB, Series A, 3.63%, 07/01/43(a)(e)	$550	$581,504

New Jersey — 7.8%
New Jersey Economic Development Authority, RB
Series DDD, 5.00%, 06/15/42	375	451,320
Series WW, 5.25%, 06/15/25(b)	20	23,722
Series WW, 5.25%, 06/15/33	170	198,604
Series WW, 5.00%, 06/15/34	225	260,539
Series WW, 5.00%, 06/15/36	1,395	1,612,536
Series WW, 5.25%, 06/15/40	380	439,557
New Jersey Economic Development Authority,
Refunding RB, Sub-Series A, 4.00%, 07/01/32	930	1,048,770
New Jersey Health Care Facilities Financing Authority, Refunding RB, 5.00%, 10/01/37	1,605	1,928,456
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/33	1,660	1,802,279
Series AA, 5.00%, 06/15/36	5,070	5,474,992
Series AA, 5.00%, 06/15/38	945	1,056,227
Series AA, 5.50%, 06/15/39	3,785	4,114,560
Series D, 5.00%, 06/15/32	900	1,028,079
Series S, 5.25%, 06/15/43	2,150	2,720,352
New Jersey Transportation Trust Fund Authority, RB,
CAB, Series A, 0.00%, 12/15/38(d)	5,845	3,893,881
New Jersey Transportation Trust Fund Authority,
Refunding RB, Series A, 5.00%, 12/15/36	340	421,954
South Jersey Port Corp., ARB, Series A, 5.00%, 01/01/49	720	858,557
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,750	2,177,052
Series A, 5.25%, 06/01/46	1,725	2,100,532
Sub-Series B, 5.00%, 06/01/46	1,130	1,343,988

		32,955,957

New Mexico — 0.2%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/49	220	244,552
New Mexico Hospital Equipment Loan Council,
Refunding RB, Series VIC, 5.00%, 08/01/44	405	467,759

		712,311

New York — 5.3%
Metropolitan Transportation Authority, Refunding RB
Series C-1, 5.25%, 11/15/55	1,135	1,407,514
Series C-1, 5.00%, 11/15/56	1,690	1,975,762
New York City Transitional Finance Authority Future Tax Secured Revenue Refunding RB, 4.00%, 11/01/37	8,000	9,812,880
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/32	1,650	1,742,317
New York City Water & Sewer System, Refunding RB, Series BB, 4.00%, 06/15/47	2,855	2,982,247
New York Liberty Development Corp., Refunding RB, Series 1, Class 1, 5.00%, 11/15/44(a)	1,240	1,383,728
State of New York Mortgage Agency, Refunding RB, S/F Housing, Series 211, 3.75%, 10/01/43	2,810	3,007,712

		22,312,160

Ohio — 4.2%
Buckeye Tobacco Settlement Financing Authority,
Refunding RB
Series A-2, Class 1, 3.00%, 06/01/48	3,495	3,610,125

Security	Par (000)	Value

Ohio (continued)
Buckeye Tobacco Settlement Financing Authority,
Refunding RB (continued)
Series B-2, Class 2, 5.00%, 06/01/55	$5,430	$6,309,552
County of Lucas Ohio, Refunding RB, Series A, 6.50%, 11/15/21(b)	610	617,936
Northwest Local School District/Hamilton & Butler
Counties, GO, 4.00%, 12/01/50	2,645	2,803,198
Ohio Turnpike & Infrastructure Commission, RB
Series A-1, Junior Lien, 5.25%, 02/15/32	780	837,392
Series A-1, Junior Lien, 5.25%, 02/15/33	1,095	1,175,307
State of Ohio, Refunding RB, Series A, 5.00%, 01/15/41	2,500	2,542,250

		17,895,760

Oregon — 0.4%
Clackamas County School District No.12 North
Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(d)	1,115	625,002
Washington & Multnomah Counties School District No. 48J Beaverton, GO, CAB, Series D, (GTD), 5.00%, 06/15/36	945	1,170,401

		1,795,403

Pennsylvania — 5.0%
Bucks County Industrial Development Authority, RB 4.00%, 07/01/46	105	118,390
4.00%, 07/01/51	100	112,042
Commonwealth Financing Authority, RB 5.00%, 06/01/33	790	981,970
5.00%, 06/01/34	1,750	2,170,717
(AGM), 4.00%, 06/01/39	3,230	3,704,164
Montgomery County Higher Education and Health
Authority, Refunding RB, Series A, 4.00%, 09/01/49	1,145	1,277,728
Pennsylvania Higher Educational Facilities Authority,
Refunding RB, Series A, 5.25%, 09/01/50	4,245	4,860,058
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	695	792,905
Series A-1, 5.00%, 12/01/41	2,730	3,237,780
Series B, 5.00%, 12/01/40	1,060	1,242,977
Series C, 5.50%, 12/01/23(b)	630	704,479
Pennsylvania Turnpike Commission, Refunding RB 2nd Series, 5.00%, 12/01/35	860	1,063,149
Series A-1, 5.00%, 12/01/40	850	984,428

		21,250,787

Puerto Rico — 4.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax
Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	5,112	5,851,655
Series A-1, Restructured, 5.00%, 07/01/58	6,950	8,032,463
Series A-2, Restructured, 4.33%, 07/01/40	1,688	1,907,676
Series A-2, Restructured, 4.78%, 07/01/58	349	399,096
Series B-1, Restructured, 4.75%, 07/01/53	536	613,061
Series B-2, Restructured, 4.78%, 07/01/58	520	594,266
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	6,308	2,098,104

		19,496,321

Rhode Island — 1.5%
Tobacco Settlement Financing Corp., Refunding RB,
Series B, 4.50%, 06/01/45	5,855	6,358,881

20	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

South Carolina — 4.9%
South Carolina Jobs-Economic Development Authority, RB, 5.00%, 01/01/55(a)	$1,095	$1,156,035
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	6,960	7,818,586
Series E, 5.50%, 12/01/53	1,610	1,774,590
South Carolina Public Service Authority, Refunding RB
Series B, 5.00%, 12/01/38	2,360	2,589,392
Series B, (AGM-CR), 5.00%, 12/01/56	2,845	3,359,149
Spartanburg Regional Health Services District, Refunding RB, Series A, 4.00%, 04/15/43	3,500	3,979,920

		20,677,672

South Dakota — 0.5%
City of Rapid City South Dakota Sales Tax Revenue, RB, 4.00%, 12/01/26(b)	1,760	2,083,154

Tennessee — 0.0%
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	35	41,351

Texas — 13.5%
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(b)	615	657,355
Coppell Independent School District, Refunding GO, (PSF), 0.00%, 08/15/30(d)	10,030	8,844,354
County of Harris Texas, Refunding GO(d)
(NPFGC), 0.00%, 08/15/25	7,485	7,316,962
(NPFGC), 0.00%, 08/15/28	10,915	10,106,089
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	1,090	1,206,009
Grand Parkway Transportation Corp., RB, CAB, Series B, Convertible, 5.80%, 10/01/46(c)	2,365	2,774,216
Harris County-Houston Sports Authority, Refunding RB(d)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24(b)	5,965	2,569,483
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/38	10,925	4,368,143
Harris County-Houston Sports Authority, Refunding RB, CAB(d)
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/38	5,785	2,697,140
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/39	6,160	2,689,333
Leander Independent School District, Refunding GO, CAB, Series D, (PSF), 0.00%, 08/15/24(b)(d)	3,775	1,908,904
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/36(d)	2,340	1,371,825
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	580	629,213
North Texas Tollway Authority, RB, Series A, 6.00%, 09/01/21(b)	1,000	1,000,000
North Texas Tollway Authority, RB, CAB(b)
Series B, 0.00%, 09/01/31(d)	1,975	1,078,172
Series C, 6.75%, 09/01/31	2,500	3,764,675
North Texas Tollway Authority, Refunding RB, Series B, 5.00%, 01/01/40	385	407,992
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	3,155	3,254,982
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	330	357,674

		57,002,521

Security	Par (000)	Value

Utah — 0.8%
City of Salt Lake City Utah Airport Revenue, ARB, Series B, 5.00%, 07/01/43	$2,100	$2,592,387
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49(a)	235	250,611
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/55(a)	450	510,736

		3,353,734

Virginia — 0.8%
Virginia Beach Development Authority, Refunding RB
5.00%, 09/01/44	1,375	1,571,776
4.00%, 09/01/48	885	958,597
Virginia Housing Development Authority, RB, M/F Housing, Series B, 4.00%, 06/01/53	895	969,446

		3,499,819

Washington — 0.9%
Washington Health Care Facilities Authority, RB, Series B, 5.00%, 08/15/44	2,000	2,084,240
Washington State Housing Finance Commission, Refunding RB, 5.00%, 01/01/38(a)	1,400	1,659,448

		3,743,688

West Virginia — 1.1%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	3,050	3,371,195
West Virginia Parkways Authority, RB
Senior Lien, 5.00%, 06/01/47	425	548,684
Senior Lien, 4.00%, 06/01/51	500	593,430

		4,513,309

Wisconsin — 2.8%
Public Finance Authority, RB(a)
Series A, 5.00%, 07/15/39	120	136,356
Series A, 5.00%, 10/15/40	1,260	1,404,131
Series A, 5.00%, 07/15/49	455	506,160
Series A, 5.00%, 07/15/54	215	237,584
Series A, 5.00%, 07/01/55	395	431,494
Series A-1, 4.50%, 01/01/35	685	783,366
Public Finance Authority, Refunding RB, 5.00%, 09/01/39(a)	375	408,570
Wisconsin Health & Educational Facilities Authority, Refunding RB	1,895	2,379,969
5.00%, 04/01/44
Sereis C, 4.00%, 02/15/42	5,000	5,622,150

		11,909,780

Total Municipal Bonds — 112.1%
(Cost: $415,645,208)		472,429,258

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

California — 1.0%
Los Angeles Unified School District, GO, Series B-1, 5.25%, 07/01/42(h)	3,432	4,292,147

Colorado — 1.4%
Colorado Health Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44(h)	4,605	5,758,460

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) August 31, 2021	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Connecticut — 0.4%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	$1,561	$1,850,170

Florida — 1.4%
City of Miami Beach Florida, RB, 5.00%, 09/01/45	3,500	4,045,370
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 07/01/22(b)	1,950	2,029,053

		6,074,423

Illinois — 3.8%
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/38	7,714	8,182,131
Series A, 5.00%, 01/01/40	3,045	3,531,496
Series B, 5.00%, 01/01/40	1,170	1,377,545
Series C, 5.00%, 01/01/38	2,658	3,035,983

		16,127,155

Kansas — 1.6%
Wyandotte County Unified School District No. 500 Kansas City, GO, Series A, 5.50%, 09/01/26(b)	5,363	6,698,907

Maryland — 0.9%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/41	3,139	3,791,181

Massachusetts — 4.7%
Commonwealth of Massachusetts, GO, Series A, 5.00%, 03/01/46	1,662	1,843,266
Massachusetts Development Finance Agency, RB, 4.00%, 09/01/49	5,500	5,685,735
Massachusetts Development Finance Agency, Refunding RB, 4.00%, 07/01/35	7,070	8,283,778
Massachusetts School Building Authority, RB, Series B, 5.00%, 11/15/46(h)	3,300	4,029,993

		19,842,772

Michigan — 1.0%
Michigan Finance Authority, RB, Series A, 5.00%, 11/01/44	2,221	2,594,605
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	960	1,123,507
Michigan State Housing Development Authority, RB, S/F Housing, Series C, 3.90%, 12/01/33	495	546,957

		4,265,069

Nevada — 1.1%
Las Vegas Valley Water District, Refunding GO, Series A, 5.00%, 06/01/46	3,900	4,624,308

New Jersey — 0.3%
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	920	1,096,382

New York — 10.8%
Metropolitan Transportation Authority, RB, Sub- Series D-1, 5.25%, 11/15/44	3,850	4,364,321
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/30	12,500	13,203,625

Security	Par (000)	Value

New York (continued)
New York City Water & Sewer System, Refunding RB
Series CC, 5.00%, 06/15/23(b)	$2,933	$3,173,130
Series CC, 5.00%, 06/15/47	3,307	3,578,647
Series DD, 5.00%, 06/15/35	1,845	2,079,057
Series FF, 5.00%, 06/15/39	8,355	9,723,967
New York State Urban Development Corp., RB, Series A-1, 5.00%, 03/15/43	5,720	6,117,597
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	2,561	3,106,766

		45,347,110

North Carolina — 1.3%
Durham Capital Financing Corp, Refunding RB, 4.00%, 06/01/23(b)	5,125	5,470,989

Pennsylvania — 1.7%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	4,997	6,151,213
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	1,020	1,178,233

		7,329,446

Texas — 6.1%
El Paso Independent School District, GO, (PSF-GTD), 4.00%, 08/15/48	7,001	8,190,003
Houston Community College System, GO, 4.00%, 02/15/23(b)	7,002	7,395,193
San Antonio Water System, Refunding RB, Series C, Junior Lien, 5.00%, 05/15/46	3,750	4,522,350
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 05/15/23(b)	719	778,946
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 02/15/41	3,920	4,708,861

		25,595,353

Virginia — 1.8%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 5.00%, 07/01/48	1,996	2,418,599
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	4,305	4,998,105

		7,416,704

Washington — 3.1%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/38	3,210	4,125,139
Washington State Convention Center Public Facilities District, RB, 5.00%, 07/01/58	7,002	8,806,343

		12,931,482

22	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin — 0.9%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/42	$3,520	$3,691,142

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 43.3% (Cost: $168,804,658)		182,203,200

Total Long-Term Investments — 155.4% (Cost: $584,449,866)		654,632,458

	Shares

Short-Term Securities

Money Market Funds — 1.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(i)(j)	6,326,118	6,327,383

Total Short-Term Securities — 1.5% (Cost: $6,327,213)		6,327,383

Total Investments — 156.9% (Cost: $590,777,079)		660,959,841

Other Assets Less Liabilities — 1.2%		4,867,861

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.5)%		(107,382,963)

VMTP Shares at Liquidation Value — (32.6)%		(137,200,000)

Net Assets Applicable to Common Shares — 100.0%		$421,244,739

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Zero-coupon bond.
(e)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(f)	When-issued security.
(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between November 15, 2024 to August 1, 2027, is $8,125,715 See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Trust.
(j)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$466,483	$5,860,955	(a)	$—	$(225)	$170	$6,327,383	6,326,118	$765	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts 10-Year U.S. Treasury Note	50	12/21/21	$6,670	$1,655
U.S. Long Bond	27	12/21/21	4,404	(3,413)
5-Year U.S. Treasury Note	41	12/31/21	5,072	(54)

				$(1,812)

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) August 31, 2021	BlackRock Municipal Income Quality Trust (BYM)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$1,655	$—	$1,655

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$3,467	$—	$3,467

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,071,784	$—	$1,071,784

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(1,812)	$—	$(1,812)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:

Average notional value of contracts — short	$15,259,311

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$472,429,258	$—	$472,429,258
Municipal Bonds Transferred to Tender Option Bond Trusts	—	182,203,200	—	182,203,200
Short-Term Securities
Money Market Funds	6,327,383	—	—	6,327,383

	$6,327,383	$654,632,458	$—	$660,959,841

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$1,655	$—	$—	$1,655
Liabilities
Interest Rate Contracts	(3,467)	—	—	(3,467)

	$(1,812)	$—	$—	$(1,812)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

24	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	BlackRock Municipal Income Quality Trust (BYM)

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(107,357,713)	$—	$(107,357,713)
VMTP Shares at Liquidation Value	—	(137,200,000)	—	(137,200,000)

	$—	$(244,557,713)	$—	$(244,557,713)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments August 31, 2021	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 2.4%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$540	$594,686
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	1,320	1,457,874
Series D, Sub Lien, 7.00%, 10/01/51	4,335	5,053,093
Health Care Authority of the City of Huntsville, RB
Series B1, 4.00%, 06/01/45	855	1,003,368
Series B1, (AGM), 3.00%, 06/01/50	2,375	2,536,999
Lower Alabama Gas District, RB, Series A, 5.00%, 09/01/46	1,170	1,727,306
Selma Industrial Development Board, RB, Series A, 5.38%, 12/01/35	770	778,993
Southeast Energy Authority A Cooperative District, RB, Series B, 4.00%, 12/01/51(a)	3,795	4,688,950

		17,841,269

Arizona — 2.6%
Arizona Industrial Development Authority, RB(b)
4.38%, 07/01/39	225	248,366
Series A, 5.00%, 07/01/39	190	201,858
Series A, 5.00%, 07/01/49	210	220,777
Series A, 5.00%, 07/01/54	165	172,955
Arizona Industrial Development Authority, Refunding RB, Series A, 5.38%, 07/01/50(b)	1,185	1,362,951
Glendale Industrial Development Authority, RB
5.00%, 05/15/41	100	115,155
5.00%, 05/15/56	400	449,720
Industrial Development Authority of the City of Phoenix, RB
5.00%, 07/01/59	465	550,388
Series A, 5.00%, 07/01/46(b)	1,825	2,025,458
Industrial Development Authority of the City of Phoenix, Refunding RB, Series A, 5.00%, 07/01/35(b)	275	309,342
Industrial Development Authority of the County of Pima, RB(b)
5.00%, 06/15/47	325	330,915
5.00%, 07/01/49	350	369,957
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(b)	100	119,586
5.00%, 07/01/54(b)	210	242,340
Series A, 4.13%, 09/01/38	820	960,122
Maricopa County Pollution Control Corp., Refunding RB, Series B, 3.60%, 04/01/40	1,250	1,381,587
Salt Verde Financial Corp., RB
5.00%, 12/01/32	5,635	7,454,767
5.00%, 12/01/37	2,000	2,814,820

		19,331,064

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(b)	3,305	3,691,090

California — 7.1%
California County Tobacco Securitization Agency, Refunding RB, Series A, 5.00%, 06/01/36	350	353,759

Security	Par (000)	Value

California (continued)
California Educational Facilities Authority, RB, Series V-1, 5.00%, 05/01/49	$2,315	$3,609,826
California Health Facilities Financing Authority, Refunding RB
5.00%, 08/01/50	1,000	1,249,650
Series A, 5.00%, 07/01/33	1,765	1,914,954
Series A, 4.00%, 03/01/39	890	1,005,184
Series A, 4.00%, 04/01/45	1,220	1,422,325
California Municipal Finance Authority, ARB, AMT, Senior Lien, 4.00%, 12/31/47	780	875,714
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	205	222,325
Series A, 5.25%, 08/15/49	510	548,500
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(b)	2,130	2,206,957
California School Finance Authority, Refunding RB, Series A, 5.00%, 07/01/51(b)	1,700	1,934,396
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	2,015	2,213,498
Series I, 5.50%, 11/01/31	3,100	3,449,122
Series I, 5.50%, 11/01/33	1,500	1,667,640
Series I, 5.00%, 11/01/38	1,065	1,170,030
California Statewide Communities Development Authority, Refunding RB(b)
Series A, 5.00%, 06/01/36	990	1,135,104
Series A, 5.00%, 06/01/46	1,220	1,374,769
City of Los Angeles Department of Airports, Refunding ARB
Series A, AMT, 5.00%, 05/15/31	375	505,076
Series A, AMT, 5.00%, 05/15/32	450	602,406
Series A, AMT, 5.00%, 05/15/33	445	591,022
Series A, AMT, 5.00%, 05/15/38	315	407,169
Series A, AMT, 5.00%, 05/15/39	340	438,610
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/47	620	640,584
Series A-1, 5.25%, 06/01/47	590	610,656
Series A-2, 5.00%, 06/01/47	4,725	4,881,634
Kern Community College District, GO, Series C, 5.50%, 11/01/23(c)	2,155	2,403,795
Regents of the University of California Medical Center Pooled Revenue, Refunding RB
Series J, 5.25%, 05/15/23(c)	3,905	4,244,774
Series J, 5.25%, 05/15/38	1,110	1,199,377
Riverside County Public Financing Authority, RB, 5.25%, 11/01/40	2,000	2,373,960
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.50%, 05/01/28	720	782,762
Series A, AMT, 5.25%, 05/01/33	560	605,623
San Marcos Unified School District, GO, CAB(d)
Series B, Election 2010, 0.00%, 08/01/33	3,000	2,436,180
Series B, Election 2010, 0.00%, 08/01/43	2,500	1,534,275
State of California, Refunding GO, 3.00%, 12/01/46	550	593,819

26	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(c)	$490	$552,235
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	830	946,665

		52,704,375

Colorado — 1.9%
Arapahoe County School District No.6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	1,915	2,497,677
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(b)	250	261,870
City & County of Denver Colorado Airport System Revenue, ARB
Series B, 5.25%, 11/15/32	1,750	1,938,265
Series A, AMT, 5.50%, 11/15/28	500	556,645
Series A, AMT, 5.50%, 11/15/30	225	250,218
Series A, AMT, 5.50%, 11/15/31	270	300,102
City & County of Denver Colorado, RB, CAB, Series A-2, 0.00%, 08/01/38(d)	1,835	1,050,648
Colorado Educational & Cultural Facilities Authority, RB, 5.00%, 03/01/50(b)	320	354,176
Colorado Educational & Cultural Facilities Authority, Refunding RB, Class A, 5.00%, 10/01/59(b)	425	473,012
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	1,945	2,228,600
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	1,325	1,544,182
Denver International Business Center Metropolitan District No.1, GO, Series A, 4.00%, 12/01/48	495	510,795
Haskins Station Metropolitan District, GO, Series A, 5.00%, 12/01/39	650	703,482
State of Colorado, COP, Series O, 4.00%, 03/15/44	1,405	1,626,035

		14,295,707

Connecticut — 0.7%
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/36	365	439,741
Series A, 4.00%, 05/01/39	230	273,942
State of Connecticut, GO, Series A, 4.00%, 01/15/38	3,435	4,107,504

		4,821,187

Delaware — 0.2%
Delaware Transportation Authority, RB, 5.00%, 06/01/55	1,260	1,444,388

District of Columbia — 2.9%
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	11,500	11,856,960
District of Columbia, Refunding RB
5.00%, 04/01/35	465	564,580
5.00%, 10/01/48	2,525	3,061,259
Series A, 6.00%, 07/01/23(c)	820	906,133
District of Columbia, TA, 5.13%, 06/01/41	690	692,650
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB
Series A, 5.00%, 10/01/53	2,195	2,249,809
Series B, Subordinate, 4.00%, 10/01/49	1,995	2,292,674

		21,624,065

Florida — 6.0%
Capital Projects Finance Authority, RB
Series A-1, 5.00%, 10/01/32	215	270,371
Series A-1, 5.00%, 10/01/33	240	300,725

Security	Par (000)	Value

Florida (continued)
Capital Projects Finance Authority, RB (continued)
Series A-1, 5.00%, 10/01/34	$240	$299,294
Series A-1, 5.00%, 10/01/35	80	99,382
Capital Trust Agency, Inc., RB
Series A, 5.00%, 06/01/45(b)	190	202,715
Series A, 5.00%, 12/15/49	140	160,770
Series A, 5.00%, 12/15/54	125	143,413
Celebration Pointe Community Development District, SAB(b)
5.00%, 05/01/32	215	239,224
5.00%, 05/01/48	530	574,398
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	1,450	1,649,085
County of Broward Florida Airport System Revenue, ARB
Series A, AMT, 5.00%, 10/01/45	575	658,898
Series A, AMT, 4.00%, 10/01/49	330	375,477
County of Miami-Dade Florida Aviation Revenue, Refunding RB
Series A, 4.00%, 10/01/37	355	424,669
Series A, 4.00%, 10/01/38	355	424,300
Series A, 4.00%, 10/01/39	265	316,182
Series A, AMT, 5.00%, 10/01/22(c)	2,165	2,277,039
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series B, 5.25%, 10/01/23(c)	500	552,735
County of Miami-Dade Seaport Department, ARB(c)
Series A, 5.50%, 10/01/23	2,125	2,360,152
Series A, 6.00%, 10/01/23	7,515	8,424,616
Series B, AMT, 6.00%, 10/01/23	1,775	1,987,402
Series B, AMT, 6.25%, 10/01/23	310	348,576
County of Miami-Dade Seaport Department, Refunding RB, Series D, AMT, 6.00%, 10/01/23(c)	735	822,649
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(d)
Series A-2, 0.00%, 10/01/46	1,665	741,158
Series A-2, 0.00%, 10/01/47	1,610	689,756
Series A-2, 0.00%, 10/01/48	1,135	467,972
Series A-2, 0.00%, 10/01/49	935	371,167
Florida Development Finance Corp., RB(b)
Series A, 5.00%, 06/15/40	240	276,737
Series A, 5.00%, 06/15/50	795	900,584
Series A, 5.00%, 06/15/55	475	534,594
AMT, 5.00%, 05/01/29	180	192,940
Series A, AMT, 5.00%, 08/01/29(a)	100	103,082
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(b)	105	115,803
Hillsborough County Aviation Authority, Refunding RB, Sub-Series A, AMT, 5.50%, 10/01/29	1,170	1,294,266
Jacksonville Port Authority, Refunding ARB, AMT, 5.00%, 11/01/22(c)	1,665	1,757,424
Lakewood Ranch Stewardship District, SAB
5.25%, 05/01/37	180	202,689
5.38%, 05/01/47	185	206,812
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (GNMA/FNMA/FHLMC), 6.00%, 09/01/40	40	40,153
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/21(c)	4,250	4,274,395

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) August 31, 2021	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Orange County Health Facilities Authority, Refunding RB, 5.00%, 08/01/41	$1,000	$1,101,390
Osceola Chain Lakes Community Development District, SAB
4.00%, 05/01/40	270	291,152
4.00%, 05/01/50	260	275,694
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(c)	1,585	1,725,859
Sarasota County Florida Utility System Revenue, RB
Series A, 5.00%, 10/01/45	475	608,798
Series A, 5.00%, 10/01/50	715	907,535
Stevens Plantation Community Development District, SAB, Series A, 7.10%, 05/01/35(e)(f)	1,670	1,057,991
Village Community Development District No.10, SAB, 5.13%, 05/01/43	675	697,106
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	1,930	2,390,228

		44,137,357

Georgia — 4.0%
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 02/15/25(c)	715	827,806
Georgia Housing & Finance Authority, RB, S/F Housing, Series B, 2.50%, 06/01/50	795	798,776
Main Street Natural Gas Inc RB, Series C, 4.00%, 05/01/52(a)(g)	3,910	4,682,303
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	540	757,085
Series A, 5.00%, 05/15/36	540	765,704
Series A, 5.00%, 05/15/37	595	853,218
Series A, 5.00%, 05/15/38	325	471,257
Series A, 5.00%, 05/15/49	7,195	11,102,173
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	3,585	4,028,311
4.00%, 01/01/59	3,525	3,954,944
Municipal Electric Authority of Georgia, Refunding RB, Sub-Series A, 4.00%, 01/01/49	1,360	1,540,934

		29,782,511

Hawaii — 0.3%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	1,000	1,150,270
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	250	273,610
AMT, 5.25%, 08/01/26	810	886,310

		2,310,190

Idaho — 0.2%
Idaho Health Facilities Authority, RB
4.00%, 12/01/43	605	712,944
Series 2017, 5.00%, 12/01/46	805	986,528

		1,699,472

Illinois — 10.4%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/36.	405	518,517
Series A, 5.00%, 12/01/38	200	254,846
Series A, 5.00%, 12/01/39	100	127,200
Series A, 5.00%, 12/01/40	310	393,282
Series A, 5.00%, 12/01/41	210	265,829
Series C, 5.25%, 12/01/35	2,790	3,128,148
Series D, 5.00%, 12/01/46	3,605	3,987,151
Series H, 5.00%, 12/01/36	495	597,227

Security	Par (000)	Value

Illinois (continued)
Chicago Board of Education, GO (continued)
Series H, 5.00%, 12/01/46	$215	$254,904
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,215	1,424,818
Series D, 5.00%, 12/01/27	1,600	1,974,496
Series D, 5.00%, 12/01/31	150	183,000
Series F, 5.00%, 12/01/22	880	928,981
Series F, 5.00%, 12/01/23	290	318,272
Series G, 5.00%, 12/01/34	710	862,828
Series G, 5.00%, 12/01/44	150	178,332
Chicago Midway International Airport, Refunding ARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/41	1,010	1,105,930
Chicago O’Hare International Airport, Refunding RB, Series A, Senior Lien, 4.00%, 01/01/37	1,035	1,225,150
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(c)	6,290	6,367,178
City of Chicago Illinois Wastewater Transmission Revenue, RB, 2nd Lien, 5.00%, 01/01/42	1,375	1,393,562
City of Chicago Illinois Waterworks Revenue, Refunding RB, 2nd Lien, 5.00%, 11/01/42	500	524,360
Cook County Community College District No. 508, GO
5.50%, 12/01/38	2,670	2,909,045
5.25%, 12/01/43	3,850	4,157,576
Illinois Finance Authority, RB, Series A, 5.00%, 02/15/37	480	548,515
Illinois Finance Authority, Refunding RB
Series A, 5.00%, 11/15/21(c)	305	307,977
Series A, 4.00%, 05/15/50	600	694,182
Series C, 5.00%, 02/15/41	1,600	1,929,296
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/45	1,420	1,817,699
Series C, 5.00%, 01/01/37	3,005	3,435,015
Metropolitan Pier & Exposition Authority, RB
Series A, 5.50%, 06/15/53	280	331,288
Series A, 5.00%, 06/15/57	2,745	3,254,362
Metropolitan Pier & Exposition Authority, RB, CAB, (BAM-TCRS), 0.00%, 12/15/56(d)	2,165	839,284
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	2,705	3,072,123
Metropolitan Pier & Exposition Authority, Refunding RB, CAB(d)
Series B, (AGM), 0.00%, 06/15/43	5,700	3,383,121
Series B, (AGM), 0.00%, 06/15/44	2,980	1,712,099
Series B, 0.00%, 12/15/54	3,020	1,161,341
State of Illinois, GO
5.25%, 02/01/31	730	807,271
5.25%, 02/01/32	2,500	2,762,725
5.50%, 07/01/33	3,000	3,237,630
5.00%, 03/01/37	455	464,291
5.50%, 07/01/38	620	666,754
5.00%, 02/01/39	1,640	1,787,305
Series A, 5.00%, 04/01/35	3,500	3,691,205
Series A, 5.00%, 04/01/38	5,020	5,278,078
Series C, 4.00%, 11/01/43	440	500,531
Series D, 5.00%, 11/01/28	505	618,231
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/27	180	220,891
University of Illinois, RB, Series A, 5.00%, 04/01/44	1,360	1,509,682

		77,111,528

28	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indiana — 2.5%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	$1,090	$1,197,202
AMT, 7.00%, 01/01/44	4,625	5,085,881
Indiana Finance Authority, RB
Series A, AMT, 5.00%, 07/01/40	375	401,681
Series A, AMT, 5.00%, 07/01/44	625	666,144
Series A, AMT, 5.00%, 07/01/48	2,075	2,220,395
Series A, AMT, 5.25%, 01/01/51	560	602,521
Indiana Finance Authority, Refunding RB, 4.75%, 03/01/22(c)	2,030	2,076,913
Indiana Finance Authority,Refunding RB, Series A, 1st Lien, 5.25%, 10/01/38	4,530	4,548,754
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	1,780	1,892,763

		18,692,254

Iowa — 1.2%
Iowa Finance Authority, Refunding RB 5.25%, 12/01/25	1,270	1,393,546
Series B, 5.25%, 12/01/50(a)	4,855	5,322,973
Iowa Student Loan Liquidity Corp., RB, Series B, AMT, 3.00%, 12/01/39	2,425	2,517,902

		9,234,421

Kansas — 0.1%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	475	513,290

Kentucky — 1.1%
Kentucky Economic Development Finance Authority, RB, Series A, 5.25%, 01/01/23(c)	1,385	1,478,917
Kentucky Economic Development Finance Authority, Refunding RB, Series B, (NPFGC), 0.00%, 10/01/24(d)	5,000	4,821,900
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43(h)	1,655	2,050,131

		8,350,948

Louisiana — 0.8%
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29	1,000	1,120,780
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 05/15/31	435	436,066
Series A, 5.25%, 05/15/32	1,540	1,589,896
Series A, 5.25%, 05/15/33	1,675	1,729,086
Series A, 5.25%, 05/15/35	955	1,027,656

		5,903,484

Maryland — 0.1%
City of Baltimore Maryland, Refunding RB, Series A, 4.50%, 09/01/33	135	150,150
Maryland Health & Higher Educational Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	455	552,215

		702,365

Massachusetts — 0.8%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	1,975	2,309,546

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, Refunding RB
5.00%, 01/01/41	$525	$598,369
5.00%, 01/01/45	375	426,146
Series A, 4.00%, 07/01/44	685	776,509
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	1,220	1,548,375

		5,658,945

Michigan — 2.5%
City of Detroit Michigan Sewage Disposal System Revenue, Refunding RB, Series A, Senior Lien, 5.25%, 07/01/22(c)	6,750	7,039,305
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	5	5,024
Grand Traverse County Hospital Finance Authority, RB, Series A, 5.00%, 07/01/44	1,110	1,372,126
Michigan Finance Authority, RB, Series C-1, Senior Lien, 5.00%, 07/01/22(c)	275	286,212
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	895	1,042,219
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 2.55%, 10/01/51	2,290	2,272,848
Series A, 2.70%, 10/01/56	2,695	2,708,340
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	1,100	1,378,124
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,680	2,027,626

		18,131,824

Minnesota — 2.1%
City of Minneapolis Minnesota, Refunding RB, Series A, 5.00%, 11/15/49	1,790	2,212,171
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	7,760	8,812,411
Series A, 5.25%, 02/15/53	2,230	2,739,800
Series A, 5.25%, 02/15/58	1,435	1,763,185

		15,527,567

Mississippi — 0.2%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	1,190	1,339,975
Mississippi State University Educational Building Corp., Refunding RB, 5.25%, 08/01/23(c)	260	285,475

		1,625,450

Missouri — 1.6%
370/Missouri Bottom Road/Taussig Road Transportation Development District, RB, 7.20%, 05/01/33(e)(f)	6,000	2,130,000
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	3,180	3,672,137
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.50%, 05/01/43	345	369,229
Series A, 4.00%, 07/01/40	1,830	2,213,147
Series A, 4.00%, 07/01/46	655	785,784

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) August 31, 2021	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Missouri (continued)
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	$975	$1,114,971
Missouri Housing Development Commission, RB, S/F Housing
(GNMA/FNMA/FHLMC COLL), 2.35%, 11/01/46	465	464,726
(GNMA/FNMA/FHLMC COLL), 2.40%, 11/01/51	480	480,077
St Louis County Industrial Development Authority, Refunding RB, 5.00%, 09/01/37	500	571,750

		11,801,821

Montana — 0.0%
City of Kalispell Montana, Refunding RB, Series A, 5.25%, 05/15/37	125	137,429

Nebraska — 0.5%
Central Plains Energy Project, RB
5.25%, 09/01/37	1,155	1,212,900
5.00%, 09/01/42	2,025	2,121,471

		3,334,371

New Hampshire(b) — 0.6%
New Hampshire Business Finance Authority, Refunding RB
Series A, 3.63%, 07/01/43(a)	170	179,738
Series B, 4.63%, 11/01/42	2,350	2,461,437
Series B, AMT, 3.75%, 07/01/45(a)	270	284,169
Series C, AMT, 4.88%, 11/01/42	1,260	1,325,369

		4,250,713

New Jersey — 12.6%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	2,390	2,672,378
5.25%, 11/01/44	2,250	2,479,567
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	1,830	2,175,504
Middlesex County Improvement Authority, RB, Series B, 6.25%, 01/01/37(e)(f)	645	12,900
New Jersey Economic Development Authority, RB
4.00%, 11/01/38	560	649,236
4.00%, 11/01/39	450	521,667
5.00%, 06/15/49	2,535	3,104,969
Series EEE, 5.00%, 06/15/43	3,710	4,581,293
Series EEE, 5.00%, 06/15/48	4,020	4,936,922
AMT, 5.13%, 09/15/23	1,705	1,797,258
AMT, (AGM), 5.00%, 01/01/31	530	580,774
AMT, 5.38%, 01/01/43	1,500	1,650,300
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	1,570	1,838,187
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 06/15/31	775	959,559
New Jersey Economic Development Authority, Refunding SAB
6.50%, 04/01/28	7,475	8,234,460
5.75%, 04/01/31	705	751,742
New Jersey Higher Education Student Assistance Authority, Refunding RB, Sub-Series C, AMT, 3.63%, 12/01/49	665	680,002
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series A, (HUD SECT 8), 2.30%, 11/01/40	1,150	1,142,997
New Jersey Transportation Trust Fund Authority, RB
5.00%, 06/15/46	2,930	3,609,731

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB (continued)
Series A, 5.00%, 06/15/28.	$500	$598,830
Series AA, 5.50%, 06/15/39	3,845	4,179,784
Series AA, 5.00%, 06/15/44	2,085	2,263,664
Series AA, 4.00%, 06/15/45	855	995,006
Series AA, 5.00%, 06/15/45	415	476,657
Series BB, 4.00%, 06/15/50	1,645	1,863,966
Series BB, 5.00%, 06/15/50	5,395	6,599,326
Series S, 5.25%, 06/15/43	1,145	1,448,746
New Jersey Turnpike Authority, RB
Series A, 5.00%, 07/01/22(c)	770	801,193
Series A, 4.00%, 01/01/42	800	959,920
Series A, 4.00%, 01/01/48	1,190	1,367,024
Series E, 5.00%, 01/01/45	2,810	3,206,912
Rutgers The State University of New Jersey, Refunding RB, Series L, 5.00%, 05/01/23(c)	735	794,315
State of New Jersey, GO
Series A, 4.00%, 06/01/31	620	778,807
Series A, 3.00%, 06/01/32	1,430	1,631,787
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,605	1,996,668
Series A, 5.25%, 06/01/46	4,415	5,376,145
Sub-Series B, 5.00%, 06/01/46	12,780	15,200,149

		92,918,345

New Mexico — 0.0%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	100	111,823

New York — 15.3%
Buffalo & Erie County Industrial Land Development Corp., Refunding RB, Series A, 5.00%, 06/01/35	500	564,030
City of New York GO, 5.00%, 08/01/47	4,530	5,806,282
City of New York, GO
Series C, 5.00%, 08/01/42	1,870	2,381,576
Series D-1, 4.00%, 03/01/44	515	598,636
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47	525	527,363
Metropolitan Transportation Authority, RB
Series A, 5.25%, 11/15/21(c)	500	505,225
Series B, 5.25%, 11/15/38	3,305	3,698,394
Series B, 5.25%, 11/15/39	910	1,017,689
Series C, 4.00%, 11/15/33	100	105,819
Metropolitan Transportation Authority, Refunding RB
Series B, 5.00%, 11/15/22	400	421,736
Series C-1, 5.00%, 11/15/25	100	117,974
Series C-1, 5.00%, 11/15/26	65	78,816
Series C-1, 4.75%, 11/15/45	6,795	8,226,367
Series C-1, 5.00%, 11/15/50	575	702,662
Series C-1, 5.25%, 11/15/55	845	1,047,885
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/46	1,090	1,251,560
Series A, 4.00%, 07/01/50	1,175	1,372,976
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55.	3,375	3,445,605
Series C-1A, 4.20%, 11/01/44	3,000	3,114,690
Series H, 2.55%, 11/01/45	925	932,271

30	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Housing Development Corp., Refunding RB, M/F Housing, Series D-1-B, (FHA 542 (C)), 2.50%, 11/01/55	$1,500	$1,486,770
New York City Industrial Development Agency, Refunding RB
(AGM), 3.00%, 03/01/49	2,060	2,192,767
3.00%, 03/01/49	1,645	1,706,688
Series A, Class A, (AGM), 3.00%, 01/01/37	235	258,566
Series A, Class A, (AGM), 3.00%, 01/01/39	235	258,563
Series A, Class A, (AGM), 3.00%, 01/01/40	165	181,117
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series B-1, 4.00%, 11/01/45	5,000	5,835,850
Sub-Series E-1, 5.00%, 02/01/42	3,450	3,517,137
Series C, Subordinate, 4.00%, 05/01/45	1,200	1,411,680
Sub-Series C-1, Subordinate, 4.00%, 05/01/40	480	574,027
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(b)	3,400	3,452,326
New York Liberty Development Corp. Refunding RB(g)
2.88%, 11/15/46	5,210	5,268,925
3.00%, 11/15/51	1,190	1,219,488
New York Liberty Development Corp., Refunding RB(b)
Series 1, Class 1, 5.00%, 11/15/44	6,110	6,818,210
Series 2, Class 2, 5.15%, 11/15/34	470	536,171
Series 2, Class 2, 5.38%, 11/15/40	1,175	1,343,859
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,225	1,428,999
New York State Dormitory Authority, Refunding RB, Series A, 5.00%, 03/15/45	1,530	1,898,271
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	1,945	2,432,242
New York State Housing Finance Agency, RB, M/F Housing, Series L-1, (SONYMA), 2.60%, 11/01/50	2,200	2,207,568
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/45	3,110	3,622,715
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/49	8,750	10,178,962
Series A, 3.00%, 03/15/50	1,420	1,498,995
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	1,600	1,794,416
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	640	814,298
AMT, 5.00%, 10/01/40	1,825	2,288,094
AMT, 4.00%, 04/30/53	425	489,120
Port Authority of New York & New Jersey, ARB
4.00%, 09/01/45	2,500	2,911,950
4.00%, 09/01/49	1,500	1,734,960
Port Authority of New York & New Jersey, Refunding ARB, AMT, 4.00%, 07/15/40	1,350	1,607,310
Triborough Bridge & Tunnel Authority, RB
Series A, 4.00%, 11/15/54	1,085	1,268,495
Series A, 5.00%, 11/15/54	935	1,179,390
Series A, 5.00%, 11/15/56	1,640	2,084,620

Security	Par (000)	Value

New York (continued)
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	$1,024	$1,133,179
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 4.00%, 06/01/42	240	264,542

		112,817,826

North Carolina — 0.7%
County of Union North Carolina Enterprise System Revenue, RB, 3.00%, 06/01/51	2,255	2,453,237
North Carolina Medical Care Commission, RB
Series A, 4.00%, 10/01/40	125	141,316
Series A, 5.00%, 10/01/40	190	234,473
Series A, 4.00%, 10/01/45	565	633,094
Series A, 5.00%, 10/01/45	340	416,517
Series A, 4.00%, 10/01/50	145	161,737
Series A, 5.00%, 10/01/50	380	456,734
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	590	926,271

		5,423,379

North Dakota — 0.2%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	1,035	1,268,092

Ohio — 3.2%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	315	373,688
Series A-2, Class 1, 4.00%, 06/01/38	315	372,339
Series A-2, Class 1, 4.00%, 06/01/39	315	371,344
Series A-2, Class 1, 4.00%, 06/01/48	825	945,731
Series B-2, Class 2, 5.00%, 06/01/55	8,295	9,638,624
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A, 4.00%, 11/01/44	450	485,541
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	435	528,638
Series A, 6.13%, 07/01/22(c)	55	57,751
Series A, 6.13%, 07/01/40	865	900,872
Series A, 4.00%, 12/01/49	555	646,786
County of Hamilton Ohio, Refunding RB
4.00%, 08/15/50	2,415	2,824,656
Series A, 3.75%, 08/15/50	1,155	1,304,746
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	1,060	1,232,335
Ohio Turnpike & Infrastructure Commission, RB, Series A-1, Junior Lien, 5.25%, 02/15/31	2,885	3,097,884
State of Ohio, RB, AMT, 5.00%, 06/30/53	870	976,827

		23,757,762

Oklahoma — 1.3%
Norman Regional Hospital Authority, Refunding RB, 5.00%, 09/01/37	400	473,204
Oklahoma Development Finance Authority, RB, Series B, 5.25%, 08/15/48	2,225	2,711,207
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	2,230	2,556,115
Series C, 4.00%, 01/01/42	2,120	2,437,004
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/45	1,435	1,615,580

		9,793,110

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) August 31, 2021	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oregon — 0.6%
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(d)	$1,445	$809,980
Multnomah & Clackamas Counties School District No.10JT Gresham-Barlow, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(d)	470	295,484
Oregon State Facilities Authority, RB, (AGM), 5.00%, 07/01/22(c)	715	744,008
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	1,980	2,515,570

		4,365,042

Pennsylvania — 3.0%
Allentown Neighborhood Improvement Zone Development Authority, RB(b)
5.00%, 05/01/42	420	485,201
Subordinate, 5.00%, 05/01/28	80	91,451
Subordinate, 5.13%, 05/01/32	100	118,495
Subordinate, 5.38%, 05/01/42	145	169,459
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	2,500	2,580,225
Bristol Township School District, GO, (SAW), 5.25%, 06/01/37	1,530	1,658,428
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	885	919,002
Montgomery County Higher Education and Health Authority, Refunding RB
Series A, 5.00%, 09/01/43	1,350	1,670,287
Series A, 4.00%, 09/01/49	615	686,291
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	3,680	4,244,917
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	480	510,979
Pennsylvania Higher Educational Facilities Authority, RB
4.00%, 08/15/44	1,150	1,337,818
4.00%, 08/15/49	2,545	2,934,258
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/44	1,535	1,745,080
Series A, Subordinate, 4.00%, 12/01/46	2,500	2,902,800

		22,054,691

Puerto Rico — 5.9%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	715	734,162
5.63%, 05/15/43	1,755	1,777,411
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB
Series A, Senior Lien, 5.00%, 07/01/33	4,655	4,843,621
Series A, Senior Lien, 5.13%, 07/01/37	1,335	1,390,469
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	5,224	5,979,861
Series A-1, Restructured, 5.00%, 07/01/58	15,367	17,760,410
Series A-2, Restructured, 4.33%, 07/01/40	2,333	2,636,617
Series A-2, Restructured, 4.78%, 07/01/58	3,256	3,723,366

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series B-1, Restructured, 4.75%, 07/01/53	$164	$187,578
Series B-2, Restructured, 4.78%, 07/01/58	159	181,709
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	12,023	3,998,970

		43,214,174

Rhode Island — 2.1%
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	320	343,834
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	1,690	1,920,465
Series A, 5.00%, 06/01/40	950	1,073,899
Series B, 4.50%, 06/01/45	6,550	7,113,693
Series B, 5.00%, 06/01/50	4,880	5,417,239

		15,869,130

South Carolina — 5.9%
Charleston County Airport District, ARB
Series A, AMT, 5.50%, 07/01/26	1,810	1,983,199
Series A, AMT, 6.00%, 07/01/38	1,155	1,270,234
Series A, AMT, 5.50%, 07/01/41	1,000	1,089,080
County of Charleston South Carolina, ARB, 5.25%, 12/01/38	3,295	3,650,366
South Carolina Jobs-Economic Development Authority, RB(b)
5.00%, 01/01/40	385	417,236
5.00%, 01/01/55	335	353,673
South Carolina Jobs-Economic Development Authority, Refunding RB
5.00%, 02/01/38	2,710	3,200,673
Series A, 5.00%, 05/01/43	2,430	2,965,135
Series A, 5.00%, 05/01/48	4,620	5,589,599
South Carolina Ports Authority, ARB, AMT, 5.25%, 07/01/25(c)	1,085	1,280,754
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	4,810	5,403,362
Series E, 5.50%, 12/01/53	2,040	2,248,549
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	1,755	1,989,468
Series A, 5.00%, 12/01/55	465	527,454
Series C, 5.00%, 12/01/46	1,795	2,024,886
Series E, 5.25%, 12/01/55	3,750	4,357,012
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series B, 2.45%, 07/01/51	5,000	5,028,850

		43,379,530

South Dakota — 0.2%
South Dakota Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 09/01/50	1,295	1,499,027

32	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Tennessee — 4.3%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, 5.25%, 01/01/23(c)	$1,910	$2,038,658
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	170	196,144
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/45	1,760	2,236,696
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	740	874,280
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB
Series A, 4.00%, 10/01/49	445	497,951
Series A, 5.25%, 10/01/58	3,840	4,656,192
Tennergy Corp., RB, Series A, 4.00%, 12/01/51(a)	11,500	13,736,980
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	2,680	3,568,554
Tennessee Housing Development Agency, RB, S/F Housing, 2.45%, 07/01/50	4,000	3,942,640

		31,748,095

Texas — 7.2%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	380	360,825
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50	2,390	2,774,360
Central Texas Regional Mobility Authority, Refunding RB, Sub Lien, 5.00%, 01/01/23(c)	505	537,749
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/39	665	754,157
City of Beaumont Texas, GO, 5.25%, 03/01/23(c)	2,070	2,227,196
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	150	150,660
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	100	118,152
City of Houston Texas Airport System Revenue, Refunding RB
AMT, 5.00%, 07/01/29	595	651,674
Series A, AMT, 5.00%, 07/01/27	100	118,057
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	1,260	1,564,958
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	230	253,929
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/21(c)	980	987,801
Dallas Fort Worth International Airport, Refunding RB, Series E, AMT, 5.50%, 11/01/27	2,500	2,781,850
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(c)	630	687,223
Harris County-Houston Sports Authority, Refunding RB(d)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24(c)	2,300	1,117,271
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/36	13,075	5,916,307
Harris County-Houston Sports Authority, Refunding RB, CAB, Series A, Senior Lien, (AGM NPFGC), 0.00%, 11/15/38(d)	4,750	2,262,995
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	730	794,123

Security	Par (000)	Value

Texas (continued)
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/37(d)	$10,540	$5,740,400
New Hope Cultural Education Facilities Finance Corp., RB(b)
Series A, 5.13%, 08/15/47	1,085	1,087,127
Series A, 5.00%, 08/15/50	180	195,273
North Texas Tollway Authority, RB, Series A, 5.50%, 09/01/41(c)	3,620	3,620,000
North Texas Tollway Authority, RB, CAB, Series B, 0.00%, 09/01/31(c)(d)	640	349,382
North Texas Tollway Authority, Refunding RB, 4.25%, 01/01/49	3,185	3,683,261
Red River Education Finance Corp., RB, 5.25%, 03/15/23(c)	940	1,013,875
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	1,370	1,689,936
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/48	4,955	6,052,582
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	95	102,967
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/55	975	1,095,159
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	1,715	1,993,670
Texas Transportation Commission, RB, CAB(d)
0.00%, 08/01/40	500	237,215
0.00%, 08/01/41	2,000	899,000
0.00%, 08/01/42	2,345	998,313

		52,817,447

Utah — 0.5%
County of Utah, RB
Series A, 4.00%, 05/15/43	240	282,686
Series A, 3.00%, 05/15/50	1,085	1,142,624
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	995	1,184,548
Series A, AMT, 5.00%, 07/01/48	955	1,148,569
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/39(b)	100	108,806
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40(b)	135	157,852

		4,025,085

Vermont — 0.7%
Vermont Educational & Health Buildings Financing Agency, Refunding RB
5.00%, 11/01/49	1,915	2,414,700
4.00%, 11/01/50	1,725	1,994,307
Vermont Student Assistance Corp., RB, Series A, AMT, 3.38%, 06/15/36	400	417,684

		4,826,691

Virginia — 1.6%
Ballston Quarter Community Development Authority, TA
Series A, 5.00%, 03/01/26	405	412,274
Series A, 5.13%, 03/01/31	790	801,834
Front Royal & Warren County Industrial Development Authority, RB, 4.00%, 01/01/50	865	954,917
Henrico County Economic Development Authority, Refunding RB, 4.00%, 10/01/45	305	336,546

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) August 31, 2021	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia (continued)
Lexington Industrial Development Authority, RB, 5.00%, 01/01/22(c)	$805	$817,936
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,010	1,027,614
Virginia Housing Development Authority, RB, M/F Housing, Series 1, (GNMA/FNMA/FHLMC), 2.55%, 11/01/50	1,520	1,528,862
Virginia Small Business Financing Authority, RB
AMT, Senior Lien, 5.25%, 01/01/32	2,005	2,090,072
AMT, Senior Lien, 6.00%, 01/01/37	3,440	3,605,877

		11,575,932

Washington — 3.1%
Grant County Public Utility District No.2 Priest Rapids Hydroelectric Project, Refunding RB, Series A, 5.00%, 01/01/26(c)	2,335	2,793,851
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,615	1,909,737
Series C, AMT, 5.00%, 04/01/40	1,050	1,183,298
Port of Seattle Washington, Refunding ARB, Series C, AMT, 5.00%, 08/01/46	6,320	8,045,802
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(c)	3,160	3,393,745
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	375	431,344
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	1,973	2,311,676
Washington State Housing Finance Commission, Refunding RB(b)
5.00%, 01/01/43	1,000	1,169,830
5.00%, 01/01/48	1,405	1,628,226

		22,867,509

West Virginia — 0.1%
City of Martinsburg West Verginia, RB, M/F Housing, Series A-1, 4.63%, 12/01/43	570	612,391

Wisconsin — 0.3%
Public Finance Authority, RB
Series A, 5.00%, 11/15/41	205	252,205
Series A, 5.00%, 07/01/55(b)	120	131,087
Series A-1, 4.50%, 01/01/35(b)	210	240,156
Public Finance Authority, Refunding RB(b)
5.25%, 05/15/52	735	803,921
5.00%, 09/01/54	115	124,209
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.70%, 07/01/47	660	706,154

		2,257,732

Total Municipal Bonds — 122.1% (Cost: $820,231,143)		901,861,898

Municipal Bonds Transferred to Tender Option Bond Trusts(i)

California — 2.8%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42(j)	3,358	3,861,393
City of Los Angeles Department of Airports, ARB, Series B, AMT, 5.00%, 05/15/46	4,050	4,793,580

Security	Par (000)	Value

California (continued)
Fremont Union High School District, Refunding GO, Series A, 4.00%, 08/01/46	$1,839	$2,130,744
Sacramento Area Flood Control Agency, Refunding SAB
5.00%, 10/01/47	3,344	4,007,345
Series A, 5.00%, 10/01/43	4,725	5,660,881

		20,453,943

Colorado — 1.2%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(j)	2,463	3,050,355
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49(j)	3,920	4,476,052
County of Adams Colorado, Refunding COP, 4.00%, 12/01/45	1,180	1,307,393

		8,833,800

Connecticut — 0.2%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	1,216	1,440,998

District of Columbia — 1.5%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	2,361	2,674,259
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	6,986	8,058,532

		10,732,791

Florida — 0.9%
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45(j)	5,672	6,494,285

Georgia — 0.9%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	4,396	5,024,354
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.60%, 12/01/44	1,582	1,713,152

		6,737,506

Idaho — 0.7%
Idaho State Building Authority, RB, Series A, 4.00%, 09/01/48	4,800	5,485,728

Illinois — 0.9%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27(c)	4	4,413
Series C, 4.00%, 02/15/41	1,540	1,759,476
Illinois State Toll Highway Authority, RB, Series C, 5.00%, 01/01/38	4,244	4,848,905

		6,612,794

Iowa — 0.4%
Iowa Finance Authority, Refunding RB, Series E, 4.00%, 08/15/46	2,730	3,012,528

Massachusetts — 2.1%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	2,238	2,481,295
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/47	4,979	5,934,263

34	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A-1, (FHA), 3.10%, 06/01/60	$2,643	$2,714,576
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.50%, 12/01/47	1,273	1,368,018
Massachusetts School Building Authority, RB, Series B, 5.00%, 10/15/21(c)	3,181	3,199,695

		15,697,847

Michigan — 1.4%
Michigan Finance Authority, RB, 4.00%, 02/15/47	4,376	5,065,500
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.15%, 10/01/53	5,000	5,420,551

		10,486,051

New Jersey — 0.3%
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series C, AMT, 4.25%, 12/01/50	1,804	1,930,548

New York — 11.1%
City of New York, GO, Sub-Series-D1, Series D, 5.00%, 12/01/43(j)	2,380	2,967,955
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47(j)	1,053	1,058,206
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	5,270	5,871,202
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series C, 3.00%, 05/01/46	3,020	3,227,466
New York City Water & Sewer System, Refunding RB
Series BB, 5.25%, 12/15/21(c)	2,999	3,043,022
Series FF, 5.00%, 06/15/45	2,499	2,589,081
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	21,419	21,717,345
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(j)	12,821	12,970,058
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,459	1,701,534
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	6,576	7,605,241
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	3,164	3,661,192
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/46.	7,217	8,254,725
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	2,818	3,208,580
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	3,600	4,230,612

		82,106,219

North Carolina — 0.9%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25(c)	3,540	4,209,060
North Carolina Housing Finance Agency, RB, S/F Housing, Series 39-B, (FHLMC, FNMA, GNMA), 4.00%, 01/01/48	2,075	2,235,563

		6,444,623

Security	Par (000)	Value

Pennsylvania — 3.0%
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(j)	$7,498	$8,577,373
Pennsylvania Turnpike Commission, RB, Sub- Series A, 5.50%, 12/01/42	7,079	8,712,786
Pennsylvania Turnpike Commission, Refunding RB, Sub-Series B-2, (AGM), 5.00%, 06/01/35	3,110	3,830,089
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	1,034	1,201,924

		22,322,172

Rhode Island — 1.1%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22(c)	1,695	1,760,596
Rhode Island Health and Educational Building Corp., RB, Series A, 4.00%, 09/15/47	5,571	6,286,055

		8,046,651

Texas — 3.8%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	4,322	4,511,676
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(c)	3,440	3,676,810
Lower Colorado River Authority, Refunding, RB, 4.00%, 05/15/43	2,240	2,291,341
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue, Refunding RB, Series A, 5.00%, 11/01/21(c)	4,800	4,838,688
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	1,814	1,981,524
Series A, (GNMA), 3.75%, 09/01/49	1,814	1,981,524
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	7,600	8,963,744

		28,245,307

Virginia — 2.4%
Hampton Roads Transportation Accountability Commission, RB(j)
Series A, Senior Lien, 5.50%, 07/01/57	4,553	5,669,275
Series A, Senior Lien, 4.00%, 07/01/60	5,115	5,988,335
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	5,320	6,176,520

		17,834,130

West Virginia — 0.6%
Morgantown Utility Board, Inc., RB, Series B, 4.00%, 12/01/48(j)	4,222	4,762,388

Wisconsin — 1.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, 4.00%, 12/01/46	3,072	3,464,511

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) August 31, 2021	BlackRock Municipal Income Trust II (BLE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Wisconsin Housing & Economic Development
Authority, RB, M/F Housing
Series A, 4.10%, 11/01/43	$2,658	$2,943,049
Series A, 4.45%, 05/01/57	3,322	3,678,811

		10,086,371

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 37.6% (Cost: $257,633,440)		277,766,680

Total Long-Term Investments — 159.7% (Cost: $1,077,864,583)		1,179,628,578

	Shares

Short-Term Securities

Money Market Funds — 2.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(k)(l)	15,826,388	15,829,553

Total Short-Term Securities — 2.2% (Cost: $15,829,553)		15,829,553

Total Investments — 161.9% (Cost: $1,093,694,136)		1,195,458,131
Other Assets Less Liabilities — 0.2%		1,775,534
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (21.1)%		(156,020,643)
VMTP Shares at Liquidation Value — (41.0)%		(302,700,000)

Net Assets Applicable to Common Shares — 100.0%		$738,513,022

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	Issuer filed for bankruptcy and/or is in default.
(f)	Non-income producing security.
(g)	When-issued security.
(h)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(i)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(j)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between April 1, 2025 to November 15, 2051, is $31,928,612.

See Note 4 of the Notes to Financial Statements for details.
(k)	Affiliate of the Trust.
(l)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$14,396,675	$1,432,786	(a)	$—	$523	$(431)	$15,829,553	15,826,388	$983	$—

(a)	Represents net amount purchased (sold).

36	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	BlackRock Municipal Income Trust II (BLE)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	248	12/21/21	$33,085	$(117,266)
U.S. Long Bond	213	12/21/21	34,739	(151,421)
5-Year U.S. Treasury Note	181	12/31/21	22,392	(72,521)

				$(341,208)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$341,208	$—	$341,208

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(2,246,093)	$—	$(2,246,093)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(341,208)	$—	$(341,208)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$36,111,092

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$901,861,898	$—	$901,861,898
Municipal Bonds Transferred to Tender Option Bond Trusts	—	277,766,680	—	277,766,680

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) August 31, 2021	BlackRock Municipal Income Trust II (BLE)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$15,829,553	$—	$—	$15,829,553

	$15,829,553	$1,179,628,578	$—	$1,195,458,131

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(341,208)	$—	$—	$(341,208)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(155,988,404)	$—	$(155,988,404)
VMTP Shares at Liquidation Value	—	(302,700,000)	—	(302,700,000)

	$—	$(458,688,404)	$—	$(458,688,404)

See notes to financial statements.

38	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.3%
Selma Industrial Development Board, RB, Series A, 5.38%, 12/01/35	$1,745	$1,765,382

Arizona — 4.4%
Arizona Industrial Development Authority, RB(a)
4.38%, 07/01/39	1,015	1,120,408
Series A, 5.00%, 07/01/39	855	908,360
Series A, 5.00%, 07/01/49	965	1,014,524
Series A, 5.00%, 07/01/54	745	780,916
Industrial Development Authority of the County of Pima, RB, 5.00%, 06/15/47(a)	1,480	1,506,936
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/52(a)	825	868,882
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(a)	360	430,510
5.00%, 07/01/54(a)	820	946,280
Series A, 5.00%, 01/01/38	3,000	3,647,130
Salt River Project Agricultural Improvement & Power District, RB, 4.00%, 01/01/41	10,000	12,015,200
University of Arizona, Refunding RB, Series A, 5.00%, 06/01/40	2,300	2,671,427

		25,910,573

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(a)	2,395	2,674,784

California — 14.3%
California Community Housing Agency, RB, M/F Housing(a)
Series A, 5.00%, 04/01/49	370	421,193
Series A-2, 4.00%, 08/01/47	2,380	2,600,674
California State Public Works Board, RB
Series B, 4.00%, 05/01/46	9,200	10,959,224
Series F, 5.25%, 09/01/33	3,240	3,559,172
Series I, 5.50%, 11/01/30	4,500	5,008,320
Series I, 5.50%, 11/01/33	2,000	2,223,520
California State University, Refunding RB, Series A, 5.00%, 11/01/42	3,500	4,313,190
City of Los Angeles Department of Airports, ARB, Series A, AMT, 5.00%, 05/15/42	1,750	2,115,278
City of Los Angeles Department of Airports, Refunding ARB, Series A, AMT, 5.00%, 05/15/46	5,000	6,346,000
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/47	2,880	2,975,616
Series A-2, 5.00%, 06/01/47	785	811,023
Manteca Financing Authority, RB, Series A, (AGC- ICC), 5.75%, 12/01/36	3,285	3,299,585
Regents of the University of California Medical Center Pooled Revenue, Refunding RB, Series J, 5.25%, 05/15/38	2,705	2,922,807
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.25%, 05/01/33	6,370	6,888,964
Series A, AMT, 5.00%, 05/01/38	3,040	3,798,541

Security	Par (000)	Value

California (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB (continued)
Series A, AMT, 5.00%, 05/01/44	$3,430	$3,811,210
Series B, AMT, 5.00%, 05/01/46	7,855	9,253,504
University of California, Refunding RB, Series AR, 5.00%, 05/15/38	10,200	12,290,592

		83,598,413

Colorado — 3.2%
City & County of Denver Colorado Airport System Revenue, ARB
Series A, AMT, 5.50%, 11/15/28	2,700	3,005,883
Series A, AMT, 5.50%, 11/15/30	1,040	1,156,563
Series A, AMT, 5.50%, 11/15/31	1,250	1,389,363
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/43	10,500	12,890,115

		18,441,924

Connecticut — 0.0%
Connecticut State Health & Educational Facilities Authority, RB, Series A-1, 5.00%, 10/01/54(a)	235	258,937

District of Columbia — 2.3%
Metropolitan Washington Airports Authority, Refunding RB, Series A, AMT, 4.00%, 10/01/38	3,000	3,555,810
Washington Metropolitan Area Transit Authority, RB, Series A, 4.00%, 07/15/40	8,145	9,786,380

		13,342,190

Florida — 4.0%
Capital Trust Agency, Inc., RB(a)
Series A, 5.00%, 06/01/45	850	906,882
Series SE, 3.00%, 07/01/31	125	131,466
Series SE, 4.00%, 07/01/41	285	313,671
Series SE, 4.00%, 07/01/51	335	359,559
Series SE, 4.00%, 07/01/56	280	298,161
County of Miami-Dade Seaport Department, ARB(b)
Series A, 5.38%, 10/01/23	3,145	3,484,849
Series B, AMT, 6.00%, 10/01/23	1,885	2,113,160
Series B, AMT, 6.25%, 10/01/23	1,405	1,579,838
Esplanade Lake Club Community Development District, SAB
Series A-1, 4.00%, 11/01/40	1,080	1,143,007
Series A-1, 4.13%, 11/01/50	385	404,689
Series A-2, 4.00%, 11/01/40	500	529,170
Series A-2, 4.13%, 11/01/50	495	520,314
Florida Development Finance Corp., RB(a)
AMT, 5.00%, 05/01/29	825	884,309
Series A, AMT, 5.00%, 08/01/29(c)	325	335,017
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(a)	475	523,873
Hillsborough County Aviation Authority, Refunding RB Series A, AMT, 5.25%, 10/01/30	3,255	3,582,062

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) August 31, 2021	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Hillsborough County Aviation Authority, Refunding RB (continued) Sub-Series A, AMT, 5.50%, 10/01/29	$5,360	$5,929,286
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (GNMA/FNMA/FHLMC), 6.00%, 09/01/40	200	200,766

		23,240,079

Hawaii — 1.9%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	5,985	6,884,366
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	1,350	1,477,494
AMT, 5.25%, 08/01/26	2,500	2,735,525

		11,097,385

Idaho — 2.0%
Idaho Health Facilities Authority, RB, 4.00%, 12/01/43	10,000	11,784,200

Illinois — 16.2%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/36	1,760	2,253,310
Series A, 5.00%, 12/01/38	715	911,074
Series A, 5.00%, 12/01/39	630	801,360
Series A, 5.00%, 12/01/40	1,285	1,630,215
Series A, 5.00%, 12/01/41	835	1,056,985
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/28	365	460,145
Series A, 5.00%, 12/01/30	1,485	1,898,068
Chicago Board of Education, Refunding GO, CAB, Series A, 0.00%, 12/01/25(d)	395	375,112
Chicago Midway International Airport, Refunding ARB, Series A, 2nd Lien, AMT, 5.00%, 01/01/41	8,020	8,781,740
Chicago Midway International Airport, Refunding RB
Series A, 2nd Lien, AMT, 5.50%, 01/01/30	6,500	6,934,135
Series A, 2nd Lien, AMT, 5.50%, 01/01/32	6,275	6,691,534
Chicago O’Hare International Airport, ARB, Series D, Senior Lien, 5.25%, 01/01/42	2,630	3,192,189
Chicago O’Hare International Airport, Refunding RB
Series B, Senior Lien, 5.00%, 01/01/35	4,300	5,228,112
Series C, Senior Lien, 4.00%, 01/01/37	4,000	4,734,880
Series C, Senior Lien, 4.00%, 01/01/38	3,820	4,506,836
Series E, Senior Lien, (AGM), 4.00%, 01/01/39	5,000	5,955,500
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(b)	10,960	11,094,479
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	5,000	5,797,900
State of Illinois, GO
5.50%, 05/01/39	15,000	19,317,450
5.75%, 05/01/45	2,000	2,588,420

		94,209,444

Indiana — 0.5%
Indiana Finance Authority, RB
Series A, 5.00%, 06/01/41	550	620,592
Series A, 5.00%, 06/01/51	405	445,407
Series A, 5.00%, 06/01/56	360	392,789
Series A, AMT, 5.00%, 07/01/40	1,240	1,328,226

		2,787,014

Security	Par (000)	Value

Massachusetts — 6.8%
Commonwealth of Massachusetts, GO, Series G, 4.00%, 09/01/42	$20,000	$22,856,000
Massachusetts Development Finance Agency, Refunding RB, 5.00%, 07/01/41	4,710	5,646,678
Massachusetts Educational Financing Authority, RB, AMT, 5.00%, 01/01/27	1,000	1,141,000
Massachusetts Housing Finance Agency, Refunding RB, M/F Housing, Series G, 3.45%, 12/01/30	3,100	3,367,065
Massachusetts School Building Authority, RB, Sub- Series B, 4.00%, 02/15/42	6,200	6,753,350

		39,764,093

Michigan — 2.0%
City of Detroit Michigan Water Supply System Revenue, RB, Series B, 2nd Lien, (AGM), 6.25%, 07/01/36	10	10,048
Michigan Finance Authority, RB, 4.00%, 02/15/44	10,000	11,650,800

		11,660,848

Mississippi — 2.4%
Mississippi Development Bank, RB
(AGM), 6.75%, 12/01/31	3,775	4,271,563
(AGM), 6.75%, 12/01/33	2,350	2,654,067
(AGM), 6.88%, 12/01/40	6,405	7,212,222

		14,137,852

New Jersey — 12.9%
New Jersey Economic Development Authority, RB
AMT, (AGM), 5.00%, 01/01/31	2,425	2,657,315
AMT, 5.38%, 01/01/43	7,000	7,701,400
New Jersey Economic Development Authority, Refunding RB, Series BBB, 5.50%, 06/15/30	4,080	5,056,956
New Jersey Health Care Facilities Financing Authority, Refunding RB, Series A, 5.00%, 07/01/43	5,000	5,981,250
New Jersey Higher Education Student Assistance Authority, Refunding RB, 1st Series, AMT, 5.75%, 12/01/28	1,450	1,466,545
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.50%, 06/15/39	8,175	8,886,797
Series AA, 4.00%, 06/15/40	4,000	4,765,320
Series BB, 5.00%, 06/15/44	5,000	6,168,700
Series S, 5.25%, 06/15/43	10,000	12,652,800
New Jersey Turnpike Authority, Refunding RB, Series A, 5.00%, 01/01/34	1,685	2,001,005
Tobacco Settlement Financing Corp., Refunding RB, Sub-Series B, 5.00%, 06/01/46	15,000	17,840,550

		75,178,638

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/39	310	349,165

New York — 12.6%
Hudson Yards Infrastructure Corp., RB, 5.75%, 02/15/47	7,510	7,543,795
Metropolitan Transportation Authority, RB
Series A-1, 5.25%, 11/15/39	7,005	7,658,076
Series C, 5.00%, 11/15/38	4,450	4,776,630
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series C-3, Subordinate, 4.00%, 05/01/43	5,000	5,800,050

40	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Water & Sewer System, RB, Series CC-1, Subordinate, 5.00%, 06/15/51	$5,635	$7,254,781
New York Convention Center Development Corp., RB, CAB, Series B, Sub-Lien, (BAM-TCRS), 0.00%, 11/15/40(d)	7,000	4,582,410
New York Liberty Development Corp. Refunding RB, 2.88%, 11/15/46(e)	12,000	12,135,720
New York Liberty Development Corp., Refunding RB, Series 1, Class 1, 5.00%, 11/15/44(a)	1,730	1,930,524
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/55	10,135	11,856,633
New York State Dormitory Authority, RB, Series 2015B-B, 5.00%, 03/15/32	1,230	1,451,609
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	630	801,574
AMT, 5.00%, 10/01/40	1,775	2,225,406
Triborough Bridge & Tunnel Authority, Refunding RB, Series B, 5.00%, 11/15/38	4,400	5,407,160

		73,424,368

Ohio — 4.3%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	8,490	9,865,210
Ohio Turnpike & Infrastructure Commission, RB
Series A-1, Junior Lien, 5.25%, 02/15/31	5,145	5,524,650
Series A-1, Junior Lien, 5.25%, 02/15/32	2,250	2,415,555
State of Ohio, RB, 4.00%, 01/01/41	6,000	6,996,060
State of Ohio, Refunding RB, Series A, 4.00%, 01/01/28(b)	25	30,351

		24,831,826

Pennsylvania — 5.7%
Bristol Township School District, GO, (SAW), 5.25%, 06/01/37	3,000	3,251,820
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	145	163,490
4.00%, 07/01/51	100	112,042
Pennsylvania Turnpike Commission, RB
Series A, 5.25%, 12/01/44	5,000	6,358,350
Sub-Series A, 5.50%, 12/01/46	18,570	23,085,667

		32,971,369

Puerto Rico — 4.6%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	719	823,032
Series A-1, Restructured, 5.00%, 07/01/58	6,203	7,169,117
Series A-2, Restructured, 4.33%, 07/01/40	12,484	14,108,668
Series A-2, Restructured, 4.78%, 07/01/58	488	558,048
Series B-1, Restructured, 4.75%, 07/01/53	749	856,684
Series B-2, Restructured, 4.78%, 07/01/58	726	829,687
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	8,018	2,666,867

		27,012,103

South Carolina — 5.4%
Charleston County Airport District, ARB Series A, AMT, 5.25%, 07/01/25	4,490	4,900,072

Security	Par (000)	Value

South Carolina (continued)
Charleston County Airport District, ARB (continued)
Series A, AMT, 5.50%, 07/01/38	$3,000	$3,272,010
Series A, AMT, 6.00%, 07/01/38	5,270	5,795,788
Series A, AMT, 5.50%, 07/01/41	4,170	4,541,463
County of Charleston South Carolina, ARB, 5.25%, 12/01/38	6,735	7,461,370
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/37	4,480	5,502,515

		31,473,218

Texas — 14.2%
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	700	703,080
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	410	484,423
City of Houston Texas Airport System Revenue, Refunding RB, Series A, AMT, 5.00%, 07/01/27	400	472,228
Dallas Fort Worth International Airport, ARB, Series H, AMT, 5.00%, 11/01/21(b)	4,575	4,611,417
Keller Independent School District, GO, (PSF), 4.00%, 02/15/44	6,000	7,195,260
Lower Colorado River Authority, Refunding RB, 5.50%, 05/15/33	3,735	4,063,083
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	800	867,880
Red River Education Finance Corp., RB, 5.25%, 03/15/23(b)	7,170	7,733,490
Richardson Independent School District, GO, (PSF), 4.00%, 02/15/46	8,000	9,467,680
San Antonio Water System, Refunding RB, Series A, 5.00%, 05/15/46	10,000	13,035,500
Socorro Independent School District, GO, (PSF), 4.00%, 08/15/45	3,080	3,648,814
State of Texas, GO, 5.00%, 04/01/43	15,550	18,362,995
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	445	482,318
Texas Water Development Board, RB 5.25%, 10/15/46 Series B, 4.00%, 10/15/43	4,780 5,000	5,854,735 5,919,750

		82,902,653

Unknown SA — 2.1%
State of Michigan Trunk Line Revenue RB, 4.00%, 11/15/44	10,000	12,064,000

Utah — 2.4%
County of Utah, RB, Series B, 5.00%, 05/15/46	8,590	10,218,750
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49(a)	320	341,258
Utah State University, RB, Series B, (AGM), 4.00%, 12/01/45	3,000	3,455,580

		14,015,588

Washington — 0.5%
State of Washington, GO, Series C, 5.00%, 02/01/41	2,500	3,106,700

Wisconsin(a) — 0.8%
Public Finance Authority, RB
Series A, 5.00%, 07/15/39	165	187,490
Series A, 5.00%, 07/15/49	630	700,837

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) August 31, 2021	BlackRock MuniHoldings Investment Quality Fund (MFL) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, RB (continued)
Series A, 5.00%, 10/15/50	$1,695	$1,855,889
Series A, 5.00%, 07/15/54	300	331,512
Series A-1, 5.00%, 01/01/55	945	1,074,371
Public Finance Authority, Refunding RB, 5.00%, 09/01/49	520	562,078

		4,712,177

Total Municipal Bonds — 126.4% (Cost: $680,140,941)		736,714,923

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Alabama — 8.2%
Alabama Special Care Facilities Financing Authority- Birmingham AL, Refunding RB, Series B, 5.00%, 11/15/46	39,718	47,597,806

Massachusetts — 4.4%
Commonwealth of Massachusetts, GO, Series E, 5.25%, 09/01/43	20,000	25,642,600

Michigan — 2.0%
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/40	10,100	11,711,758

Nevada — 1.9%
County of Clark Nevada, GO, 4.00%, 07/01/47	10,000	11,434,700

New York — 16.2%
Hudson Yards Infrastructure Corp, Refunding RB, Series A, 4.00%, 02/15/44	30,165	33,618,583
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, 5.00%, 07/15/43	11,825	14,668,673
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 4.00%, 11/01/41	20,000	23,585,400
New York Liberty Development Corp., ARB, 5.25%, 12/15/43	13,950	14,143,649
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(g)	8,200	8,295,981

		94,312,286

Pennsylvania — 1.9%
Geisinger Authority, Refunding RB, Series A, 4.00%, 06/01/41	10,000	10,886,900

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.6% (Cost: $186,743,806)		201,586,050

Total Long-Term Investments — 161.0% (Cost: $866,884,747)		938,300,973

Security	Shares	Value

Short-Term Securities

Money Market Funds — 2.8%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(h)(i)	16,428,413	$16,431,699

Total Short-Term Securities — 2.8% (Cost: $16,431,699)		16,431,699

Total Investments — 163.8% (Cost: $883,316,446)		954,732,672
Liabilities in Excess of Other Assets — (1.4)%		(8,343,770)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (15.3)%		(89,328,084)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (47.1)%		(274,264,937)

Net Assets Applicable to Common Shares — 100.0%		$582,795,881

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(d)	Zero-coupon bond.
(e)	When-issued security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreement, which expires on November 15, 2051, is $4,342,312. See Note 4 of the Notes to Financial Statements for details.

(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

42	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	BlackRock MuniHoldings Investment Quality Fund (MFL)

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$17,313,007	$—	$(881,734	)(a)	$426	$—	$16,431,699	16,428,413	$718	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note.	145	12/21/21	$19,344	$(68,563)
U.S. Long Bond	88	12/21/21	14,352	(62,559)
5-Year U.S. Treasury Note	110	12/31/21	13,608	(44,059)

				$(175,181)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$175,181	$—	$175,181

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$864,620	$—	$864,620

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(175,181)	$—	$(175,181)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$38,847,066

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) August 31, 2021	BlackRock MuniHoldings Investment Quality Fund (MFL)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$736,714,923	$—	$736,714,923
Municipal Bonds Transferred to Tender Option Bond Trusts	—	201,586,050	—	201,586,050
Short-Term Securities
Money Market Funds	16,431,699	—	—	16,431,699

	$16,431,699	$938,300,973	$—	$954,732,672

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(175,181)	$—	$—	$(175,181)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(89,313,176)	$—	$(89,313,176)
VRDP Shares at Liquidation Value	—	(274,600,000)	—	(274,600,000)

	$—	$(363,913,176)	$—	$(363,913,176)

See notes to financial statements.

44	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments August 31, 2021	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 1.1%
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(a)	$3,595	$4,487,746
Selma Industrial Development Board, RB, Series A, 5.38%, 12/01/35	1,000	1,011,680
Tuscaloosa County Industrial Development Authority, Refunding RB, Series A, 4.50%, 05/01/32(b)	1,691	1,843,272

		7,342,698

Alaska — 0.5%
City of Anchorage Alaska Electric Revenue, Refunding RB, Series A, Senior Lien, 5.00%, 12/01/24(c)	3,000	3,458,790

Arizona — 4.8%
Arizona Industrial Development Authority, RB, Series A, (BAM), 4.00%, 06/01/44	1,435	1,627,204
Arizona Industrial Development Authority, Refunding RB(b)
Series A, 5.38%, 07/01/50	2,500	2,875,425
Series G, 5.00%, 07/01/47	715	830,129
City of Phoenix Civic Improvement Corp., ARB, Series B, AMT, Junior Lien, 3.25%, 07/01/49	2,195	2,312,828
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	1,030	1,158,029
Industrial Development Authority of the City of Phoenix, RB(c)
6.63%, 07/01/23	2,245	2,511,347
6.88%, 07/01/23	3,440	3,863,842
Industrial Development Authority of the City of Phoenix, Refunding RB(b)
5.00%, 07/01/35	600	674,928
5.00%, 07/01/45	700	762,741
Series A, 5.00%, 07/01/35	1,125	1,265,490
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	9,805	13,799,655

		31,681,618

Arkansas — 0.6%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(b)	3,790	4,232,748

California — 3.5%
California Health Facilities Financing Authority, Refunding RB, Series A, 4.00%, 04/01/45	1,470	1,713,785
California Housing Finance, RB, M/F Housing, Series 2021-1, Class A, 3.50%, 11/20/35	1,282	1,527,117
California Infrastructure & Economic Development Bank, RB, Series D, 0.37%, 08/01/47(a)	1,335	1,339,524
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/43	2,800	3,402,420
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.25%, 06/01/47	1,025	1,060,885
Series A-2, 5.00%, 06/01/47	855	883,343
Poway Unified School District, Refunding GO, CAB, Series B, 0.00%, 08/01/46(d)	10,000	5,007,100
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series E, AMT, 5.00%, 05/01/50	5,000	6,127,550
State of California, Refunding GO, 5.00%, 12/01/46	1,320	1,703,394

		22,765,118

Security	Par (000)	Value

Colorado — 1.6%
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(b)	$1,025	$1,073,667
Colorado Health Facilities Authority, Refunding RB 4.00%, 11/15/43	2,320	2,714,980
Series A, 5.00%, 08/01/44	3,840	4,801,843
E-470 Public Highway Authority, Refunding RB, Series B, 0.38%, 09/01/39(a)	510	510,682
Serenity Ridge Metropolitan District No. 2, GO, Series A, 5.13%, 12/01/43	1,000	1,079,110

		10,180,282

Connecticut — 0.8%
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series 2015-A, 0.38%, 07/01/35(a)	1,430	1,432,360
State of Connecticut, GO, Series A, 5.00%, 04/15/38	3,325	4,132,775

		5,565,135

Delaware — 0.5%
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/43	2,780	3,425,961

District of Columbia — 0.6%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/26	3,055	3,713,322

Florida — 6.7%
Celebration Pointe Community Development District,SAB(b)
5.00%, 05/01/32	860	956,896
5.00%, 05/01/48	2,160	2,340,943
Central Florida Expressway Authority, Refunding RB, Senior Lien, 5.00%, 07/01/48	9,370	11,557,895
City of Pompano Beach Florida, Refunding RB, 4.00%, 09/01/50	1,360	1,493,253
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 07/01/22(c)	3,750	3,902,025
Lakewood Ranch Stewardship District, SAB
4.63%, 05/01/27	255	277,550
5.25%, 05/01/37	470	529,243
5.38%, 05/01/47	770	860,783
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/45	4,625	5,253,306
Miami-Dade County Expressway Authority, Refunding RB, Series A, (AGM), 5.00%, 07/01/35	8,900	8,934,532
Miami-Dade County Seaport Department Refunding RB(e)
(AGM), 4.00%, 10/01/49	4,960	5,810,937
AMT, (AGM), 4.00%, 10/01/45	1,080	1,256,008
Palm Beach County Health Facilities Authority, RB
Series B, 4.00%, 11/15/41	300	347,457
Series B, 5.00%, 11/15/42	135	166,099

		43,686,927

Georgia — 1.2%
Development Authority for Fulton County, RB, 4.00%, 06/15/49	1,575	1,832,875
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	1,855	2,862,339
Municipal Electric Authority of Georgia, RB, 5.00%, 01/01/48	2,745	3,282,169

		7,977,383

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) August 31, 2021	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois — 10.6%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	$2,785	$3,122,542
Series D, 5.00%, 12/01/46	3,570	3,948,404
Series H, 5.00%, 12/01/36	865	1,043,640
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,200	1,407,228
Series D, 5.00%, 12/01/25	1,560	1,829,365
Series G, 5.00%, 12/01/34	865	1,051,191
Chicago O’Hare International Airport, ARB, Series D, AMT, Senior Lien, 5.00%, 01/01/42	1,450	1,717,467
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/21(c)	2,110	2,135,890
City of Chicago Illinois Wastewater Transmission Revenue, Refunding RB, Series C, 2nd Lien, 5.00%, 01/01/39	1,000	1,134,950
Cook County Community College District No. 508, GO, 5.25%, 12/01/31	5,000	5,436,450
Illinois Finance Authority, RB, Series A, 5.25%, 07/01/23(c)	1,785	1,944,972
Illinois Finance Authority, Refunding RB
Series A, 4.00%, 05/01/45	2,525	2,830,273
Series C, 5.00%, 02/15/41	3,600	4,340,916
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/42	7,990	9,810,681
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	2,515	2,981,684
Metropolitan Pier & Exposition Authority, RB, CAB, (BAM-TCRS), 0.00%, 12/15/56(d)	8,755	3,393,963
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	2,010	2,282,797
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (BAM-TCRS), 0.00%, 12/15/54(d)	12,215	5,036,978
State of Illinois, GO
Series A, 4.00%, 03/01/41	115	133,409
Series D, 5.00%, 11/01/28	6,965	8,526,692
Village of Hodgkins Illinois, RB, AMT, 6.00%, 11/01/23	5,435	5,459,077

		69,568,569

Indiana — 1.3%
City of Valparaiso Indiana, RB, AMT, 6.75%, 01/01/34	2,250	2,471,288
Indiana Finance Authority, RB, Series A, AMT, 5.00%, 07/01/40	2,640	2,827,836
Indiana Finance Authority, Refunding RB, Series A, 5.00%, 03/01/39	3,000	3,441,540

		8,740,664

Iowa — 2.1%
Iowa Finance Authority, RB
5.00%, 05/15/36	1,050	1,228,069
Series A, 5.00%, 05/15/48	6,750	7,856,325
Iowa Finance Authority, Refunding RB, 5.25%, 12/01/25	4,000	4,389,120

		13,473,514

Kansas — 1.0%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	1,965	2,123,399
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A, 5.00%, 09/01/40	3,700	4,340,655

		6,464,054

Security	Par (000)	Value

Louisiana — 2.9%
Parish of St. Charles Louisiana, RB, 4.00%, 12/01/40(a)	$2,210	$2,269,162
Parish of St. John the Baptist Louisiana, Refunding RB(a)
2.00%, 06/01/37	2,250	2,297,070
2.10%, 06/01/37	1,310	1,360,933
Sub-Series B-1, 2.13%, 06/01/37	600	623,280
Sub-Series B-1, 2.38%, 06/01/37	1,090	1,156,948
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 05/15/32	4,375	4,516,750
Series A, 5.25%, 05/15/33	4,750	4,903,377
Series A, 5.25%, 05/15/35	1,500	1,614,120

		18,741,640

Maine — 1.5%
Maine Turnpike Authority, RB, 4.00%, 07/01/45	8,195	9,677,803

Maryland — 2.6%
City of Baltimore Maryland, Refunding RB, Series A, 4.50%, 09/01/33	545	606,160
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42	4,935	5,886,567
Maryland Health & Higher Educational Facilities Authority, RB, Series B, 4.00%, 04/15/45	2,560	2,964,045
Maryland Health & Higher Educational Facilities Authority, Refunding RB, 5.00%, 07/01/40	6,350	7,330,249

		16,787,021

Massachusetts — 1.9%
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	1,895	2,284,157
Series A, 5.00%, 01/01/47	845	988,135
Massachusetts Development Finance Agency, Refunding RB, Series A, 5.00%, 01/01/40	1,620	1,966,032
Massachusetts Port Authority, Refunding ARB, Series A, AMT, 4.00%, 07/01/44	6,180	7,049,526

		12,287,850

Michigan — 2.6%
Michigan Finance Authority, Refunding RB 4.00%, 09/01/50	855	986,354
Series C, Class 1, 4.00%, 06/01/49	2,500	2,897,400
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 0.55%, 04/01/25	340	340,323
Series A, 2.55%, 10/01/51	6,890	6,838,394
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	1,775	2,142,283
State of Michigan Trunk Line Revenue RB, 4.00%, 11/15/46	3,310	3,993,382

		17,198,136

Minnesota — 0.7%
City of Cologne Minnesota,RB, Series A, 5.00%, 07/01/45	1,500	1,589,640
Housing & Redevelopment Authority of The City of St. Paul Minnesota, RB, Series A, 5.50%, 07/01/52(b)	695	788,324
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, Series A, 4.00%, 11/15/43	1,940	2,222,503

		4,600,467

Mississippi — 3.9%
County of Lowndes Mississippi, Refunding RB
Series A, 6.80%, 04/01/22	9,160	9,489,119
Series B, 6.70%, 04/01/22	4,500	4,659,075

46	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mississippi (continued)
Mississippi Development Bank, Refunding RB, Series A, (AGM), 4.00%, 03/01/41	$3,000	$3,337,650
State of Mississippi, RB
Series A, 5.00%, 10/15/37	1,105	1,371,670
Series A, 4.00%, 10/15/38	5,535	6,379,862

		25,237,376

Montana — 0.6%
Montana Board of Housing, RB, S/F Housing
Series B-2, 3.50%, 12/01/42	280	296,593
Series B-2, 3.60%, 12/01/47	440	465,199
Montana Facility Finance Authority, Refunding RB, Series A, 3.00%, 06/01/50	2,760	2,921,128

		3,682,920

Nebraska — 1.0%
Central Plains Energy Project, RB, 5.00%, 09/01/42	6,200	6,495,368

Nevada — 2.4%
City of Carson City Nevada, Refunding RB, 5.00%, 09/01/42	2,250	2,718,562
City of Reno Nevada, Refunding RB
Series A-1, (AGM), 4.00%, 06/01/43	5,230	5,861,366
Series A-1, (AGM), 4.00%, 06/01/46	245	272,095
County of Clark Nevada, GO
Series A, 5.00%, 06/01/36	4,080	5,089,310
Series A, 5.00%, 06/01/37	1,500	1,866,075

		15,807,408

New Jersey — 9.6%
Casino Reinvestment Development Authority, Inc., Refunding RB, 5.25%, 11/01/44	1,400	1,542,842
New Jersey Economic Development Authority, RB
Series UU, 5.00%, 06/15/40	2,755	3,056,755
AMT, 5.13%, 01/01/34	1,050	1,155,746
AMT, 5.38%, 01/01/43	10,000	11,002,000
Series A, AMT, 5.63%, 11/15/30	1,530	1,714,503
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	4,275	4,652,354
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/33	8,750	9,499,963
Series AA, 5.25%, 06/15/41	780	905,416
Series AA, 5.00%, 06/15/44	4,450	4,916,894
Series BB, 4.00%, 06/15/50	3,795	4,300,152
New Jersey Transportation Trust Fund Authority, RB, CAB, Series A, 0.00%, 12/15/38(d)	7,260	4,836,539
New Jersey Transportation Trust Fund Authority,
Refunding RB, Series A, 5.00%, 12/15/32	5,430	6,814,650
State of New Jersey, GO, Series A, 4.00%, 06/01/31	1,730	2,173,122
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	4,550	5,540,535
Sub-Series B, 5.00%, 06/01/46	665	790,931

		62,902,402

New York — 6.6%
Build NYC Resource Corp., Refunding RB, AMT, 5.00%, 01/01/35(b)	2,145	2,441,546
City of New York, GO, Series C, 4.00%, 08/01/40	5,000	5,915,300
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	4,435	4,470,214
Monroe County Industrial Development Corp., Refunding RB, 4.00%, 12/01/46	1,400	1,607,508

Security	Par (000)	Value

New York (continued)
New York Counties Tobacco Trust IV, Refunding RB
Series A, 5.00%, 06/01/38	$3,665	$3,669,618
Series A, 6.25%, 06/01/41(b)	3,400	3,452,326
New York Liberty Development Corp., Refunding RB(b)
Series 2, Class 2, 5.15%, 11/15/34	460	524,763
Series 2, Class 2, 5.38%, 11/15/40	1,145	1,309,548
New York State Urban Development Corp., RB, Series A, 4.00%, 03/15/49	7,500	8,724,825
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	665	846,106
AMT, 5.00%, 10/01/40	1,875	2,350,781
AMT, 4.00%, 10/31/46	1,175	1,361,778
New York Transportation Development Corp., Refunding RB
Series A, Class A, AMT, 4.00%, 12/01/38	500	575,420
Series A, Class A, AMT, 4.00%, 12/01/39	500	591,915
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	1,785	2,072,457
Westchester Tobacco Asset Securitization Corp., Refunding RB, Sub-Series C, 5.13%, 06/01/51	2,740	3,128,313

		43,042,418

North Carolina — 0.7%
North Carolina Medical Care Commission, RB
4.00%, 09/01/41	160	186,731
4.00%, 09/01/46	155	178,833
4.00%, 09/01/51	250	287,517
Series A, 4.00%, 10/01/50	365	407,132
Series A, 5.00%, 10/01/50	980	1,177,891
North Carolina Turnpike Authority, RB, Senior Lien, (AGM), 4.00%, 01/01/55	1,045	1,214,771
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	525	824,224

		4,277,099

North Dakota — 0.2%
University of North Dakota COP, Series A, (AGM), 4.00%, 06/01/46	990	1,142,816

Ohio — 5.4%
Allen County Port Authority, Refunding RB, Series A, 4.00%, 12/01/40	950	1,081,670
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	7,590	8,819,428
Cleveland-Cuyahoga County Port Authority, RB
4.00%, 07/01/46	490	573,751
4.00%, 07/01/51	425	494,007
County of Franklin Ohio, RB
Series A, 6.13%, 07/01/22(c)	100	105,002
Series A, 6.13%, 07/01/40	1,590	1,655,938
County of Lucas Ohio, Refunding RB, Series A, 6.50%, 11/15/21(c)	1,915	1,939,914
County of Montgomery Ohio, RB, 5.45%, 11/13/23(c)	7,430	8,292,029
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(b)	1,385	1,610,173
Ohio Air Quality Development Authority, Refunding RB, 3.25%, 09/01/29	5,000	5,549,950
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	4,420	5,069,740

		35,191,602

Oklahoma — 0.4%
Oklahoma Development Finance Authority, RB, Series B, 5.25%, 08/15/48	2,205	2,686,837

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) August 31, 2021	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Oregon — 1.0%
Oregon Health & Science University, RB, Series A, 5.00%, 07/01/42	$800	$976,328
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 4.00%, 07/01/50	5,000	5,828,950

		6,805,278

Pennsylvania — 12.2%
Allegheny County Airport Authority, RB, Series A, AMT, 5.00%, 01/01/51	5,930	7,405,918
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(b)	1,725	1,992,789
Altoona Area School District, GO, (BAM SAW), 5.00%, 12/01/36	365	428,773
City of Philadelphia Pennsylvania Water & Wastewater Revenue, RB, Series B, 5.00%, 11/01/49	6,030	7,578,202
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49	1,435	1,641,482
Geisinger Authority, Refunding RB, Series A, 4.00%, 04/01/50	4,260	4,917,361
Montgomery County Higher Education and Health Authority, Refunding RB 4.00%, 09/01/49	6,750	7,695,877
Series A, 5.00%, 09/01/48	3,330	4,087,375
Montgomery County Industrial Development Authority, Refunding RB, 5.25%, 01/01/40	4,170	4,381,878
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	1,855	2,195,263
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 12/31/38	2,565	3,020,595
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 125B, AMT, 3.65%, 10/01/42	7,000	7,505,890
Pennsylvania Turnpike Commission, RB
Series A-1, 5.00%, 12/01/41	440	521,840
Sub-Series B-1, 5.25%, 06/01/47	5,680	6,933,633
Series A, Subordinate, 5.00%, 12/01/44	4,540	5,705,463
Pennsylvania Turnpike Commission, Refunding RB, 2nd Series, 5.00%, 12/01/41	1,700	2,080,375
Springfield School District/Delaware County, GO
(SAW), 5.00%, 03/01/40	2,955	3,657,226
(SAW), 5.00%, 03/01/43	2,145	2,646,394
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/36	4,385	5,368,775

		79,765,109

Puerto Rico — 5.3%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	1,340	1,375,912
5.63%, 05/15/43	1,335	1,352,048
Puerto Rico Commonwealth Aqueduct & Sewer Authority, RB, Series A, Senior Lien, 5.00%, 07/01/33	3,820	3,974,786
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,376	3,864,473
Series A-1, Restructured, 5.00%, 07/01/58	12,657	14,628,328
Series A-2, Restructured, 4.33%, 07/01/40	2,240	2,531,514

Security	Par (000)	Value

Puerto Rico (continued)
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB (continued)
Series A-2, Restructured, 4.78%, 07/01/58	$3,133	$3,582,711
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	10,130	3,369,339

		34,679,111

Rhode Island — 1.5%
Rhode Island Turnpike & Bridge Authority, RB, Series A, 3.00%, 10/01/39	240	257,160
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	6,820	7,406,929
Series B, 5.00%, 06/01/50	2,000	2,220,180

		9,884,269

South Carolina — 1.8%
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	2,690	3,282,392
South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	750	826,673
South Carolina Public Service Authority, Refunding RB, Series E, 5.25%, 12/01/55	6,450	7,494,061

		11,603,126

Texas — 8.1%
Central Texas Regional Mobility Authority, RB
Series A, Senior Lien, 5.00%, 01/01/40	1,215	1,406,545
Series A, Senior Lien, 5.00%, 01/01/45	3,500	4,037,845
Central Texas Regional Mobility Authority, Refunding RB, Series A, Senior Lien, 5.00%, 01/01/23(c)	6,925	7,374,086
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/37	4,005	5,022,110
AMT, 5.00%, 07/01/29	2,135	2,338,359
Sub-Series A, AMT, 4.00%, 07/01/35	990	1,201,632
Sub-Series A, AMT, 4.00%, 07/01/36	990	1,194,286
County of Nueces Texas, Refunding GO
4.00%, 02/15/37	575	684,624
4.00%, 02/15/39	1,205	1,431,564
Harris County Cultural Education Facilities Finance Corp., RB, Series B, 7.00%, 01/01/23(c)	850	927,205
Love Field Airport Modernization Corp., RB, 5.25%, 11/01/40	1,100	1,104,081
New Hope Cultural Education Facilities Finance Corp., RB
Series A, 5.00%, 04/01/25(c)	500	583,105
Series A, 5.00%, 08/15/37(b)	2,000	2,004,340
North Texas Education Finance Corp., RB, Series A, 5.13%, 06/01/22(c)	1,000	1,037,220
North Texas Tollway Authority, Refunding RB
Series A, 5.00%, 01/01/38	5,000	5,717,100
Series A, 5.00%, 01/01/48	5,350	6,480,027
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A-1, 5.00%, 10/01/44	3,500	3,806,985
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	1,720	2,333,335
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, 5.00%, 06/30/58	3,575	4,334,759

		53,019,208

48	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia — 3.8%
Ballston Quarter Community Development Authority, TA
Series A, 5.38%, 03/01/36	$430	$436,338
Series A, 5.50%, 03/01/46	1,475	1,478,702
Tobacco Settlement Financing Corp., Refunding RB,
Series B-1, 5.00%, 06/01/47	3,665	3,728,918
Virginia Small Business Financing Authority, RB
AMT, 5.00%, 07/01/49	1,990	2,020,169
AMT, 5.00%, 12/31/52	7,895	9,451,973
AMT, Senior Lien, 6.00%, 01/01/37	2,150	2,253,673
AMT, Senior Lien, 5.50%, 01/01/42	5,140	5,362,973

		24,732,746

Washington — 3.1%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,295	1,531,337
Series C, AMT, Intermediate Lien, 5.00%, 05/01/37	4,905	5,930,783
State of Washington, COP
Series B, 5.00%, 07/01/36	1,725	2,150,851
Series B, 5.00%, 07/01/38	2,300	2,863,661
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(c)	4,010	4,306,620
Washington Health Care Facilities Authority, Refunding RB, 4.00%, 09/01/45	3,000	3,476,850

		20,260,102

Wisconsin — 2.3%
Public Finance Authority, RB
Series A, 5.00%, 06/01/36(b)	200	227,302
Series A, 4.00%, 11/15/37	325	379,467
Series A, 5.00%, 11/15/41	2,180	2,681,988
Series A, 5.00%, 06/01/51(b)	680	748,843
Series A, 5.00%, 06/01/61(b)	870	952,137
Public Finance Authority, Refunding RB, Series A, 5.00%, 11/15/49	1,095	1,290,600
Wisconsin Health & Educational Facilities Authority, Refunding RB
5.00%, 04/01/44	4,080	5,124,153
4.00%, 12/15/49	3,220	3,692,664

		15,097,154

Wyoming — 0.6%
Wyoming Community Development Authority, Refunding RB, Series 2, 4.05%, 12/01/38	2,170	2,251,744
Wyoming Municipal Power Agency, Inc., Refunding RB, Series A, (BAM), 5.00%, 01/01/27(c)	1,120	1,387,277

		3,639,021

Total Municipal Bonds — 119.6% (Cost: $705,369,344)		781,521,070

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Arizona — 1.8%
Maricopa County Industrial Development Authority, RB, 4.00%, 01/01/48	10,000	11,772,700

Security	Par (000)	Value

California — 2.8%
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	$14,998	$17,970,155

Colorado(g) — 1.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/43	6,504	8,101,223
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/49	3,290	3,756,687

		11,857,910

Florida — 1.8%
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49	10,000	11,478,196

Illinois — 2.0%
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/40	10,976	12,927,728

Louisiana — 2.9%
City of Shreveport Louisiana Water & Sewer Revenue, RB
Series B, Junior Lien, (AGM), 4.00%, 12/01/44	5,542	6,328,180
Series B, Junior Lien, (AGM), 4.00%, 12/01/49	11,133	12,713,074

		19,041,254

Maryland — 1.9%
City of Baltimore Maryland, RB, Series A, 5.00%, 07/01/46	4,898	5,874,953
Maryland Stadium Authority, RB, 5.00%, 05/01/47	5,509	6,814,027

		12,688,980

Michigan(g) — 2.5%
Michigan Finance Authority, RB 4.00%, 02/15/47	7,434	8,631,837
Series A, 4.00%, 02/15/44	6,646	7,716,732

		16,348,569

New Jersey — 2.4%
South Jersey Transportation Authority, RB (BAM), Series A, 4.00%, 11/01/50	13,590	15,949,360

New York — 3.3%
New York Liberty Development Corp., Refunding RB, 5.75%, 11/15/51(g)	10,000	10,117,050
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/46	10,000	11,691,700

		21,808,750

Oregon — 0.1%
State of Oregon Housing & Community Services Department, RB, M/F Housing, Series A, AMT, 4.95%, 07/01/30	735	736,547

Pennsylvania — 3.7%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/38(g)	7,250	8,445,235

S C H E D U L E O F I N V E S T M E N T S	49

Schedule of Investments (continued) August 31, 2021	BlackRock MuniVest Fund, Inc. (MVF) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
County of Lehigh Pennsylvania, Refunding RB, Series A, 4.00%, 07/01/49(g)	$10,009	$11,449,198
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/38	3,925	4,562,146

		24,456,579

Texas — 3.4%
Harris County Health Facilities Development Corp, Refunding RB, Series B, 5.75%, 07/01/27	18,390	22,188,675

Virginia — 1.3%
Fairfax County Economic Development Authority, RB, 5.00%, 04/01/47(g)	6,960	8,471,991

Washington — 2.0%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/38	10,000	12,850,900

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 33.7% (Cost: $200,642,779)		220,548,294

Total Long-Term Investments — 153.3% (Cost: $906,012,123)		1,002,069,364

	Shares

Short-Term Securities

Money Market Funds — 0.1%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.01%(h)(i)	976,941	977,136

Total Short-Term Securities — 0.1% (Cost: $976,985)		977,136

Total Investments — 153.4% (Cost: $906,989,108)		1,003,046,500

Other Assets Less Liabilities — 0.1%		558,202

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (16.2)%		(106,049,967)

VMTP Shares at Liquidation Value — (37.3)%		(243,800,000)

Net Assets Applicable to Common Shares — 100.0%		$653,754,735

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)	Zero-coupon bond.
(e)	When-issued security.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between October 1, 2024 to November 15, 2051, is $32,075,621.

See Note 4 of the Notes to Financial Statements for details.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the year ended August 31, 2021 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 08/31/20	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 08/31/21	Shares Held at 08/31/21	Income	Capital Gain Distributions from Underlying Funds
BlackRock Liquidity Funds, MuniCash, Institutional Class	$21,831,651	$—	$(20,852,458	)(a)	$(1,627)	$(430)	$977,136	976,941	$1,731	$—

(a)	Represents net amount purchased (sold).

50	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) August 31, 2021	BlackRock MuniVest Fund, Inc. (MVF)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)
Short Contracts
10-Year U.S. Treasury Note	74	12/21/21	$9,872	$(34,991)
U.S. Long Bond	55	12/21/21	8,970	(39,099)
5-Year U.S. Treasury Note	53	12/31/21	6,557	(21,252)

				$(95,342)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$95,342	$—	$95,342

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended August 31, 2021, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$936,356	$—	$936,356

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(95,342)	$—	$(95,342)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$17,712,611

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$781,521,070	$—	$781,521,070
Municipal Bonds Transferred to Tender Option Bond Trusts	—	220,548,294	—	220,548,294

S C H E D U L E O F I N V E S T M E N T S	51

Schedule of Investments (continued) August 31, 2021	BlackRock MuniVest Fund, Inc. (MVF)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
Short-Term Securities
Money Market Funds	$977,136	$—	$—	$977,136

	$977,136	$1,002,069,364	$—	$1,003,046,500

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(95,342)	$—	$—	$(95,342)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Liabilities
TOB Trust Certificates	$—	$(106,028,852)	$—	$(106,028,852)
VMTP Shares at Liquidation Value	—	(243,800,000)	—	(243,800,000)

	$—	$(349,828,852)	$—	$(349,828,852)

See notes to financial statements.

52	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

August 31, 2021

	BYM	BLE	MFL	MVF

ASSETS
Investments, at value — unaffiliated(a)	$654,632,458	$1,179,628,578	$938,300,973	$1,002,069,364
Investments, at value — affiliated(b)	6,327,383	15,829,553	16,431,699	977,136
Cash	7,344	2,023	2,375	—
Cash pledged for futures contracts	—	1,282,000	624,000	352,000
Receivables:
Investments sold	3,470,000	3,310,562	817,506	—
Dividends — affiliated	73	50	62	15
Interest — unaffiliated	6,299,011	12,051,347	9,545,391	10,269,080
From the Manager	—	96,582	—	—
Variation margin on futures contracts	1,494	113,713	52,861	30,704
Prepaid expenses	21,872	55,477	4,348	—

Total assets	670,759,635	1,212,369,885	965,779,215	1,013,698,299

ACCRUED LIABILITIES
Payables:
Investments purchased	2,844,113	11,062,675	16,498,952	7,101,271
Accounting services fees	69,031	159,018	128,783	127,948
Custodian fees	6,679	14,823	21,077	9,808
Income dividend distributions — Common Shares	1,531,830	3,016,548	1,837,966	2,172,018
Interest expense and fees	25,250	32,239	14,908	21,115
Investment advisory fees	313,285	561,175	420,569	427,664
Trustees’ and Officer’s fees	92,297	143,045	391,052	162,884
Other accrued expenses	8,969	30,407	17,237	15,321
Professional fees	48,212	110,113	61,122	54,832
Transfer agent fees	14,188	38,416	13,555	21,851
Variation margin on futures contracts	3,329	—	—	—

Total accrued liabilities	4,957,183	15,168,459	19,405,221	10,114,712

OTHER LIABILITIES
TOB Trust Certificates	107,357,713	155,988,404	89,313,176	106,028,852
VRDP Shares, at liquidation value of $ 100,000 per share, net of deferred offering costs(c)(d)(e)	—	—	274,264,937	—
VMTP Shares, at liquidation value of $ 100,000 per share(c)(d)(e)	137,200,000	302,700,000	—	243,800,000

Total other liabilities	244,557,713	458,688,404	363,578,113	349,828,852

Total liabilities	249,514,896	473,856,863	382,983,334	359,943,564

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$421,244,739	$738,513,022	$582,795,881	$653,754,735

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$362,869,251	$666,316,256	$513,540,415	$577,197,773
Accumulated earnings.	58,375,488	72,196,766	69,255,466	76,556,962

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$421,244,739	$738,513,022	$582,795,881	$653,754,735

Net asset value per Common Share	$15.95	$15.18	$15.38	$10.08

(a) Investments, at cost — unaffiliated	$584,449,866	$1,077,864,583	$866,884,747	$906,012,123
(b) Investments, at cost — affiliated	$6,327,213	$15,829,553	$16,431,699	$976,985
(c) Preferred Shares outstanding	1,372	3,027	2,746	2,438
(d) Preferred Shares authorized	Unlimited	Unlimited	1,000,000	10,000,000
(e) Par value per Preferred Share	$0.001	$0.001	$0.10	$0.10
(f) Common Shares outstanding	26,410,862	48,653,996	37,896,208	64,836,371
(g) Common Shares authorized	Unlimited	Unlimited	Unlimited	150,000,000
(h) Par value per Common Share	$0.001	$0.001	$0.10	$0.10

See notes to financial statements.

FINANCIAL STATEMENTS	53

Statements of Operations

Year Ended August 31, 2021

	BYM	BLE	MFL	MVF

INVESTMENT INCOME
Dividends — affiliated	$765	$983	$718	$1,731
Interest — unaffiliated	24,677,008	30,736,544	31,255,528	35,332,958

Total investment income	24,677,773	30,737,527	31,256,246	35,334,689

EXPENSES
Investment advisory	3,707,439	4,521,408	5,164,767	4,945,029
Professional	74,442	83,896	100,379	90,254
Accounting services	68,555	78,877	127,348	125,896
Trustees and Officer	42,803	50,311	112,021	70,172
Transfer agent	40,800	49,124	44,072	57,892
Registration	9,053	8,419	12,990	22,284
Custodian	6,413	360	21,066	8,545
Liquidity fees	—	—	27,968	—
Remarketing fees on Preferred Shares	—	—	27,435	—
Reorganization	—	188,460	—	—
Miscellaneous	71,161	203,826	73,871	81,930

Total expenses excluding interest expense, fees and amortization of offering costs	4,020,666	5,184,681	5,711,917	5,402,002
Interest expense, fees and amortization of offering costs(a)	2,219,028	2,861,749	3,102,474	3,200,012

Total expenses	6,239,694	8,046,430	8,814,391	8,602,014
Less:
Fees waived and/or reimbursed by the Manager	(4,040)	(154,693)	(317,431)	(10,478)

Total expenses after fees waived and/or reimbursed	6,235,654	7,891,737	8,496,960	8,591,536

Net investment income	18,442,119	22,845,790	22,759,286	26,743,153

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	58,511	1,160,136	6,061,632	1,309,050
Investments — affiliated	(225)	523	426	(1,627)
Futures contracts	1,071,784	(2,246,093)	864,620	936,356

	1,130,070	(1,085,434)	6,926,678	2,243,779

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	8,576,553	15,397,784	16,327,783	28,178,258
Investments — affiliated	170	(431)	—	(430)
Futures contracts	(1,812)	(341,208)	(175,181)	(95,342)

	8,574,911	15,056,145	16,152,602	28,082,486

Net realized and unrealized gain	9,704,981	13,970,711	23,079,280	30,326,265

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$28,147,100	$36,816,501	$45,838,566	$57,069,418

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

54	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Changes in Net Assets

	BYM		BLE
	Year Ended August 31,		Year Ended August 31,
	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$18,442,119	$17,439,536	$22,845,790	$17,130,420
Net realized gain (loss)	1,130,070	(3,971,202)	(1,085,434)	(1,790,228)
Net change in unrealized appreciation (depreciation)	8,574,911	(2,247,404)	15,056,145	(7,435,630)

Net increase in net assets applicable to Common Shareholders resulting from operations	28,147,100	11,220,930	36,816,501	7,904,562

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(18,114,969)	(15,210,013)	(23,759,629)	(16,527,555)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	—	—	376,530,043	—
Reinvestment of common distributions	74,214	—	598,608	302,128
Redemption of common shares	—	—	(379)	—

Net increase in net assets derived from capital share transactions	74,214	—	377,128,272	302,128

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	10,106,345	(3,989,083)	390,185,144	(8,320,865)
Beginning of year	411,138,394	415,127,477	348,327,878	356,648,743

End of year	$421,244,739	$411,138,394	$738,513,022	$348,327,878

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

FINANCIAL STATEMENTS	55

Statements of Changes in Net Assets  (continued)

	MFL		MVF
	Year Ended August 31,		Year Ended August 31,
	2021	2020	2021	2020

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$22,759,286	$21,467,641	$26,743,153	$27,610,848
Net realized gain (loss)	6,926,678	670,511	2,243,779	(7,463,442)
Net change in unrealized appreciation (depreciation)	16,152,602	(8,859,116)	28,082,486	(8,423,790)

Net increase in net assets applicable to Common Shareholders resulting from operations	45,838,566	13,279,036	57,069,418	11,723,616

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(21,971,464)	(20,691,330)	(26,064,221)	(26,610,402)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	23,867,102	(7,412,294)	31,005,197	(14,886,786)
Beginning of year	558,928,779	566,341,073	622,749,538	637,636,324

End of year	$582,795,881	$558,928,779	$653,754,735	$622,749,538

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

56	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statements of Cash Flows

Year Ended August 31, 2021

	BYM	BLE	MFL	MVF

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$28,147,100	$36,816,501	$45,838,566	$57,069,418
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities
Proceeds from sales of long-term investments	49,101,892	118,584,352	364,395,788	122,917,441
Purchases of long-term investments	(32,039,703)	(105,312,829)	(371,890,178)	(158,327,725)
Net proceeds from sales (purchases) of short-term securities	(5,860,955)	(1,432,786)	881,734	20,852,458
Amortization of premium and accretion of discount on investments and other fees	838,858	2,668,415	7,799,980	4,753,972
Net realized gain on investments	(58,286)	(1,160,659)	(6,062,058)	(1,307,423)
Net unrealized appreciation on investments	(8,576,723)	(15,397,353)	(16,327,783)	(28,177,828)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(63)	112	158	175
From the Manager	—	(96,582)	—	—
Interest — unaffiliated	243,799	776,914	373,429	241,182
Variation margin on futures contracts	(1,494)	(113,713)	(52,861)	(30,704)
Prepaid expenses	7,580	(4,438)	28,641	34,032
Increase (Decrease) in Liabilities
Payables
Accounting services fees	28,597	28,420	54,027	50,633
Custodian fees	1,633	(4,990)	11,084	1,871
Interest expense and fees	(84,058)	(25,270)	(53,547)	(56,697)
Investment advisory fees	(737)	(101,229)	16,962	17,993
Trustees’ and Officer’s fees	18,014	23,496	73,874	24,207
Other accrued expenses	(736)	5,492	2,997	4,068
Professional fees	8,155	(11,657)	11,501	1,677
Reorganization costs	—	(274,973)	—	—
Transfer agent fees	4,560	5,944	337	9,144
Variation margin on futures contracts	3,329	—	—	—

Net cash provided by operating activities	31,780,762	34,973,167	25,102,651	18,077,894

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(17,776,426)	(23,316,431)	(21,857,775)	(26,064,222)
Repayments of TOB Trust Certificates	(13,671,622)	(11,625,875)	(2,221,154)	(8,031,669)
Net payments on Common Shares redeemed	—	(379)	—	—
Proceeds from TOB Trust Certificates	—	1,580,000	—	16,795,000
Decrease in bank overdraft	(325,370)	(326,459)	(415,215)	(425,003)
Amortization of deferred offering costs	—	—	17,868	—

Net cash used for financing activities	(31,773,418)	(33,689,144)	(24,476,276)	(17,725,894)

CASH
Net increase in restricted and unrestricted cash	7,344	1,284,023	626,375	352,000
Restricted and unrestricted cash at beginning of year	—	—	—	—

Restricted and unrestricted cash at end of year	$7,344	$1,284,023	$626,375	$352,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$2,303,086	$2,887,019	$3,138,153	$3,256,709

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$74,214	$598,608	$—	$—

Fair value of investments acquired through reorganization	—	604,357,916	—	—

Net proceeds from the issuance of common shares due to reorganization	—	376,530,043	—	—

Net proceeds from the issuance of preferred shares due to reorganization	—	151,400,000	—	—

FINANCIAL STATEMENTS	57

Statements of Cash Flows  (continued)

Year Ended August 31, 2021

	BYM	BLE	MFL	MVF

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$7,344	$2,023	$2,375	$—
Cash pledged
Futures contracts	—	1,282,000	624,000	352,000

	$7,344	$1,284,023	$626,375	$352,000

See notes to financial statements.

58	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights

(For a share outstanding throughout each period)

	BYM

	Year Ended August 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$15.57	$15.72	$14.70	$15.32	$16.22

Net investment income(a)	0.70	0.66	0.61	0.67	0.75
Net realized and unrealized gain (loss)	0.37	(0.23)	1.04	(0.62)	(0.87)

Net increase (decrease) from investment operations	1.07	0.43	1.65	0.05	(0.12)

Distributions to Common Shareholders from net investment income(b)	(0.69)	(0.58)	(0.63)	(0.67)	(0.78)

Net asset value, end of year	$15.95	$15.57	$15.72	$14.70	$15.32

Market price, end of year	$16.06	$14.19	$14.19	$13.09	$14.84

Total Return Applicable to Common Shareholders(c)
Based on net asset value	7.14%	3.20%	12.12%	0.80%	(0.30)%

Based on market price	18.36%	4.19%	13.66%	(7.34)%	0.74%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.49%	2.02%	2.53%	2.23%	1.93%

Total expenses after fees waived and/or reimbursed	1.49%	2.02%	2.53%	2.23%	1.93%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(d)	0.96%	0.98%	0.98%	0.97%	0.97%

Net investment income to Common Shareholders	4.41%	4.31%	4.13%	4.50%	4.95%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$421,245	$411,138	$415,127	$388,149	$404,474

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$137,200	$137,200	$137,200	$137,200	$137,200

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$407,030	$399,664	$402,571	$382,907	$394,806

Borrowings outstanding, end of year (000)	$107,358	$121,029	$118,726	$111,781	$101,288

Portfolio turnover rate	5%	13%	15%	30%	18%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	59

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	BLE

	Year Ended August 31,
	2021		2020		2019	2018	2017

Net asset value, beginning of year	$14.79		$15.16		$14.55	$15.17	$16.12

Net investment income(a)	0.69		0.73		0.71	0.76	0.83
Net realized and unrealized gain (loss)	0.44		(0.40)		0.60	(0.60)	(0.89)

Net increase (decrease) from investment operations	1.13		0.33		1.31	0.16	(0.06)

Distributions to Common Shareholders from net investment income(b)	(0.74)		(0.70)		(0.70)	(0.78)	(0.89)

Net asset value, end of year	$15.18		$14.79		$15.16	$14.55	$15.17

Market price, end of year	$16.10		$14.83		$15.48	$13.77	$15.45

Total Return Applicable to Common Shareholders(c)
Based on net asset value	7.82%		2.37%		9.52%	1.35%	(0.18)%

Based on market price	14.05%		0.52%		18.17%	(5.82)%	0.29%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.60	%(d)	2.03	%(e)	2.55%	2.32%	2.02%

Total expenses after fees waived and/or reimbursed	1.57	%(d)	2.00	%(e)	2.55%	2.31%	2.02%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(f)	1.00	%(d)	0.99	%(e)	0.98%	0.98%	0.99%

Net investment income to Common Shareholders	4.54%		4.96%		4.86%	5.12%	5.47%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$738,513		$348,328		$356,649	$342,437	$356,901

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$302,700		$151,300		$151,300	$151,300	$151,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$343,975		$330,223		$335,723	$326,330	$335,890

Borrowings outstanding, end of year (000)	$155,988		$73,763		$59,519	$67,497	$71,274

Portfolio turnover rate	15%		19%		18%	7%	9%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 1.56%, 1.56% and 0.99%, respectively.

(e)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs would have been 2.00%, 2.00% and 0.98%, respectively.

(f)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

60	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MFL

	Year Ended August 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$14.75	$14.94	$14.09	$14.91	$15.86

Net investment income(a)	0.60	0.57	0.59	0.71	0.78
Net realized and unrealized gain (loss)	0.61	(0.21)	0.90	(0.76)	(0.87)

Net increase (decrease) from investment operations	1.21	0.36	1.49	(0.05)	(0.09)

Distributions to Common Shareholders from net investment income(b)	(0.58)	(0.55)	(0.64)	(0.77)	(0.86)

Net asset value, end of year	$15.38	$14.75	$14.94	$14.09	$14.91

Market price, end of year	$14.88	$13.45	$13.60	$12.73	$15.03

Total Return Applicable to Common Shareholders(c)
Based on net asset value	8.56%	2.85%	11.42%	(0.05)%	(0.34)%

Based on market price	15.18%	3.02%	12.27%	(10.42)%	0.46%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.54%	2.19%	2.67%	2.51%	2.17%

Total expenses after fees waived and/or reimbursed	1.48%	2.11%	2.58%	2.41%	2.08%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(d)(e)	0.94%	0.93%	0.94%	0.94%	0.95%

Net investment income to Common Shareholders	3.97%	3.90%	4.15%	4.91%	5.22%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$582,796	$558,929	$566,341	$534,075	$564,383

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$274,600	$274,600	$274,600	$274,600	$274,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$312,234	$303,543	$306,242	$294,492	$305,529

Borrowings outstanding, end of year (000)	$89,313	$91,534	$95,978	$114,546	$123,111

Portfolio turnover rate	39%	44%	52%	22%	16%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(e)	The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees as follows:

	Year Ended August 31,
	2021	2020	2019	2018	2017
Expense ratios	0.93%	0.92%	0.93%	0.93%	0.94%

See notes to financial statements.

FINANCIAL HIGHLIGHTS	61

Financial Highlights  (continued)

(For a share outstanding throughout each period)

	MVF

	Year Ended August 31,
	2021	2020	2019	2018	2017

Net asset value, beginning of year	$9.60	$9.83	$9.35	$9.75	$10.38

Net investment income(a)	0.41	0.43	0.44	0.51	0.56
Net realized and unrealized gain (loss)	0.47	(0.25)	0.50	(0.39)	(0.62)

Net increase (decrease) from investment operations	0.88	0.18	0.94	0.12	(0.06)

Distributions to Common Shareholders from net investment income(b)	(0.40)	(0.41)	(0.46)	(0.52)	(0.57)

Net asset value, end of year	$10.08	$9.60	$9.83	$9.35	$9.75

Market price, end of year	$9.80	$8.77	$9.49	$8.81	$9.84

Total Return Applicable to Common Shareholders(c)
Based on net asset value	9.62%	2.30%	10.76%	1.52%	(0.38)%

Based on market price	16.66%	(3.19)%	13.47%	(5.22)%	(3.10)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.34%	1.77%	2.29%	2.16%	1.92%

Total expenses after fees waived and/or reimbursed	1.34%	1.77%	2.29%	2.16%	1.92%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs(d)	0.84%	0.85%	0.87%	0.89%	0.91%

Net investment income to Common Shareholders	4.17%	4.48%	4.74%	5.35%	5.71%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$653,755	$622,750	$637,636	$605,972	$630,489

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$243,800	$243,800	$243,800	$243,800	$243,800

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$368,152	$355,435	$361,541	$348,553	$358,609

Borrowings outstanding, end of year (000)	$106,029	$97,266	$100,463	$112,817	$139,989

Portfolio turnover rate	13%	18%	31%	21%	26%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

62	2021 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification
BlackRock Municipal Income Quality Trust	BYM	Delaware	Diversified
BlackRock Municipal Income Trust II	BLE	Delaware	Diversified
BlackRock MuniHoldings Investment Quality Fund	MFL	Massachusetts	Diversified
BlackRock MuniVest Fund, Inc.	MVF	Maryland	Diversified

The Boards of Directors and Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of non-index fixed-income mutual funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Reorganization: The Board and shareholders of BLE (the “Acquiring Trust”) and the Board and shareholders of each of BlackRock Strategic Municipal Trust (“BSD”), BlackRock MuniYield Investment Quality Fund (“MFT”) and BlackRock Municipal Income Investment Trust (“BBF”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganization of each Target Fund into the Acquiring Trust. As a result, the Acquiring Trust acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Trust.

Each Common Shareholder of a Target Fund received Common Shares of the Acquiring Trust in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on April 9, 2021, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

Each Preferred Shareholder of a Target Fund received Preferred Shares of the Acquiring Trust in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.

The reorganizations were accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Trust in the following amounts and at the following conversion ratios:

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	BLE’s Share Class	Shares of BLE
BSD	Common	7,309,381	0.97816190	Common	7,149,748	(a)
MFT	Common	8,481,587	0.95690286	Common	8,116,045	(a)
BBF	Common	10,232,375	0.95732884	Common	9,795,743	(a)
BSD	VMTP	429	1	VMTP	429
MFT	VMTP	565	1	VMTP	565
BBF	VMTP	520	1	VMTP	520

(a)	Net of fractional shares redeemed.

Each Target Fund’s net assets and composition of net assets on April 9, 2021, the valuation date of the reorganizations were as follows:

	BSD	MFT	BBF
Net assets applicable to Common Shareholders	$107,419,054	$121,937,458	$147,173,531
Paid-in-capital	94,046,930	113,183,132	133,279,579
Accumulated earnings	13,372,124	8,754,326	13,893,952

For financial reporting purposes, assets received and shares issued by the Acquiring Trust were recorded at fair value. However, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Trust’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets applicable to Common Shareholders of the Acquiring Trust before the reorganizations were $354,170,274. The aggregate net assets applicable to Common Shareholders of the Acquiring Trust immediately after the reorganizations amounted to $730,700,317. Each Target Fund’s fair value and cost of financial instruments prior to the reorganizations were as follows:

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value
BSD	$175,642,719	$160,134,612	$29,381,544	$42,900,000
MFT	199,974,622	183,080,385	27,570,183	56,500,000
BBF	228,740,575	208,822,701	35,319,194	52,000,000

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

The purpose of these transactions was to combine four funds managed by the Manager with similar investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on April 12, 2021.

Assuming the reorganization had been completed on September 1, 2020, the beginning of the fiscal reporting period of Acquiring Trust, the pro forma results of operations for the year ended August 31, 2021, are as follows:

• Net investment income: $33,072,194

• Net realized and change in unrealized gain/loss on investments: $24,768,855

• Net increase in net assets resulting from operations: $57,841,049

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of the Target Funds that have been included in the Acquiring Trust’s Statements of Operations since April 12, 2021.

Reorganization costs incurred by BLE in connection with the reorganization were expensed by BLE. The Manager reimbursed BLE $149,214, which is included in fees waived and/or reimbursed by the Manager in the Statements of Operations.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Trust enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Trust may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Trust’s Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

64	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., a market closure, market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a Trust is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. MVF’s management believes that the Trust’s restrictions on borrowings do not apply to the Trust’s TOB Trust transactions. Each fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a fund. A fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a fund’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total
BYM	$156,321	$496,439	$164,537	$817,297
BLE	118,319	434,781	160,561	713,661
MFL	97,144	376,365	121,365	594,874
MVF	120,882	427,539	160,761	709,182

For the year ended August 31, 2021, the following table is a summary of each Trust’s TOB Trusts:

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
BYM	$182,203,200		$107,357,713		0.04% — 0.18%	$118,575,048	0.69%
BLE	277,766,680		155,988,404		0.03 — 0.17	108,338,779	0.66
MFL	201,586,050		89,313,176		0.05 — 0.09	91,059,672	0.65

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Notes to Financial Statements  (continued)

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts
MVF	$220,548,294		$106,028,852		0.04% — 0.16%	$104,603,600	0.68%

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a fund invests in a TOB Trust on a recourse basis, a fund enters into a reimbursement agreement with the Liquidity Provider where a fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a fund invests in a recourse TOB Trust, a fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a fund at August 31, 2021, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a fund at August 31, 2021.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, each Trust, except for MFL and MVF, pays the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets:

Trust Name	Investment Advisory Fees
BYM	0.55%
BLE	0.55

For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

For such services, MFL and MVF pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Trust’s net assets:

Trust Name	Investment Advisory Fees
MFL	0.55%
MVF	0.50

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Notes to Financial Statements  (continued)

For purposes of calculating these fees, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV.

Expense Limitations, Waivers and Reimbursements: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended August 31, 2021, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager
BYM	$4,040
BLE	5,479
MFL	4,313
MVF	10,478

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the year ended August 31, 2021, there were no fees waived by the Manager pursuant to this arrangement.

The Manager reimbursed BLE $149,214 for reorganization costs.

The Manager, for MFL, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended August 31, 2021 the waiver was $313,118.

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended August 31, 2021, purchases and sales of investments, excluding short-term investments, were as follows:

Trust Name	Purchases	Sales
BYM	$34,262,352	$52,344,670
BLE	128,166,251	121,894,914
MFL	387,530,196	365,188,294
MVF	165,428,996	122,917,441

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of August 31, 2021, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, the following permanent differences attributable to non-deductible expenses and amortization methods on fixed income securities were reclassified to the following accounts:

Trust Name	Paid-in Capital	Accumulated Earnings (Loss)
BLE	$(54,953)	$54,953
MFL	(16,938)	16,938

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Notes to Financial Statements  (continued)

The tax character of distributions paid was as follows:

Trust Name	Year Ended 08/31/21	Year Ended 08/31/20
BYM
Tax-exempt income(a)	$19,515,934	$17,488,919
Ordinary income(b)	766	8,726

	$19,516,700	$17,497,645

BLE
Tax-exempt income(a)	$25,894,836	19,045,703
Ordinary income(b)	12,881	4,584

	$25,907,717	$19,050,287

MFL
Tax-exempt income(a)	$24,425,536	25,635,066
Ordinary income(b)	35,660	12,612

	$24,461,196	$25,647,678

MVF
Tax-exempt income(a)	$28,554,249	30,497,864
Ordinary income(b)	802	190,992

	$28,555,051	$30,688,856

(a)	The Trusts designate these amounts paid during the fiscal year ended August 31, 2021, as exempt-interest dividends.
(b)

Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

As of period end, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses)	(b)	Total
BYM	$1,284,725	$—	$(12,450,892)	$69,541,655		$58,375,488
BLE	585,414	37,771	(29,858,190)	101,431,771		72,196,766
MFL	1,874,119	—	(3,420,817)	70,802,164		69,255,466
MVF	963,239	14,019	(19,391,088)	94,970,792		76,556,962

(a)	Subject to limitation, amounts available to offset future realized capital gains.
(b)

The difference between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures contracts, the deferral of compensation to Trustees and the treatment of residual interests in tender option bond trusts.

During the year ended August 31, 2021, the Trusts listed below utilized the following amounts of their respective capital loss carryforward:

Trust Name	Amounts
BYM	$1,123,174
MFL	6,793,955
MVF	2,113,292

As of August 31, 2021, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
BYM	$483,972,427	$69,822,266	$(192,565)	$69,629,701
BLE	937,847,999	106,766,877	(5,199,209)	101,567,668
MFL	794,231,351	71,336,346	(148,201)	71,188,145
MVF	801,837,255	96,166,360	(985,967)	95,180,393

9.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

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Notes to Financial Statements  (continued)

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. The duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

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Notes to Financial Statements  (continued)

Certain Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

The Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Trust concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Trusts may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates will be phased out by the end of 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Trusts may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Trusts is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Each of BYM, and BLE is authorized to issue an unlimited number of shares, including Preferred Shares, par value $0.001 per share, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

MFL is authorized to issue an unlimited number of shares, including 1 million Preferred Shares, par value $0.10 per share.

MVF is authorized to issue 160 million shares, 150 million of which were initially classified as Common Shares, par value $0.10 per share and 10 million of which were classified as Preferred Shares, par value $0.10 per share.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended
Trust Name	08/31/21	08/31/20
BYM	4,589	—
BLE	39,663	20,351

For the year ended August 31, 2021 and the year ended August 31, 2020, shares issued and outstanding remained constant for MFL and MVF.

For the year ended August 31, 2021, Common Shares of BLE issued and outstanding increased by 25,061,561 as a result of the reorganization of BSD, MFT and BBF with and into BLE.

For the year ended August 31, 2021, Common Shares of BLE issued and outstanding decreased by 25 as a result of a redemption of fractional shares from the reorganization of BSD, MFT and BBF with and into BLE.

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2019 through November 30, 2020, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2019, subject to certain conditions. From December 1, 2020 through November 30, 2021, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended August 31, 2021, the Trusts did not repurchase any shares.

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements  (continued)

of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MFL (for purposes of this section, a “VRDP Trust”) has issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MFL	06/30/11	2,746	$274,600,000	07/01/41

Redemption Terms: A VRDP Trust is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Trust is required to begin to segregate liquid assets with the Trust’s custodian to fund the redemption. In addition, a VRDP Trust is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Trust. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Trust and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

MFL
Expiration date	04/30/22

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Trust is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Trust will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Trust may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Trust may incur nominal or no remarketing fees.

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Trust Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings
MFL	Aa1	AA

Special Rate Period:

A VRDP Trust has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Trust has commenced a special rate period:

Trust Name	Commencement Date	Expiration Date as of Period Ended 08/31/21
MFL	04/17/14	04/15/22

Prior to the expiration date, the VRDP Trust and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Trust on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Trust is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Trust will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Trust will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity

72	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended August 31, 2021, the annualized dividend rate for the VRDP Shares were as follows:

MFL
Dividend rates	0.91%

For the year ended August 31, 2021, VRDP Shares issued and outstanding of each VRDP Trust remained constant.

VMTP Shares

BYM, BLE and MVF (for purposes of this section, each a “VMTP Trust”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating
BYM	12/16/11	1,372	$137,200,000	07/02/23	Aa1	AA
BLE	12/16/11	1,513	151,300,000	07/02/23	Aa1	AA
	04/12/21	1,514	151,400,000	07/02/23	Aa1	AA
MVF	12/16/11	2,438	243,800,000	07/02/23	Aa1	AA

Redemption Terms: Each VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. With respect to each VMTP Trust, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If each VMTP Trust redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 2% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended August 31, 2021, the average annualized dividend rates for the VMTP Shares were as follows:

	BYM	BLE	MVF
Dividend rates	1.02%	1.02%	1.02%

For the year ended August 31, 2021, VMTP Shares issued and outstanding of BYM and MVF remained constant.

For the year ended August 31, 2021, VMTP Shares issued and outstanding for BLE increased by 1,514 due to the reorganizations of BSD, MFT and BBF with and into BLE.

Offering Costs: The Trusts incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Trust to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Notes to Financial Statements  (continued)

and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Trust Name	Dividends Accrued	Deferred Offering Costs Amortization
BYM	$1,401,731	$—
BLE	2,148,088	—
MFL	2,489,732	17,868
MVF	2,490,830	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders and Preferred Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share
BYM
	09/01/21	09/15/21	10/01/21	$0.058000
	10/01/21	10/15/21	11/01/21	0.058000
BLE
	09/01/21	09/15/21	10/01/21	0.062000
	10/01/21	10/15/21	11/01/21	0.062000
MFL
	09/01/21	09/15/21	10/01/21	0.048500
	10/01/21	10/15/21	11/01/21	0.048500
MVF
	09/01/21	09/15/21	10/01/21	0.033500
	10/01/21	10/15/21	11/01/21	0.033500

	Preferred Shares(a)
Trust Name	Shares	Series	Declared
BYM	VMTP	W-7	$114,168
BLE	VMTP	W-7	251,886
MFL	VRDP	W-7	196,584
MVF	VMTP	W-7	202,874

(a)	Dividends declared for period September 1, 2021 to September 30, 2021.

On September 27, 2021, the Board of Trustees of MFL and the Board of Directors of BlackRock Municipal Income Fund, Inc (“MUI”) each approved the reorganization of MFL into MUI. Subject to the approvals by each Fund’s shareholders, the potential refinancing of preferred shares and the satisfaction of customary closing conditions, the reorganization is expected to occur in the first half of 2022.

On September 27, 2021, each Trust announced a continuation of its open market share repurchase program. Commencing on December 1, 2021, each Trust may repurchase through November 30, 2022, up to 5% of its common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. There is no assurance that the Trusts will purchase shares in any particular amounts.

74	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees/Directors of BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock Municipal Income Quality Trust, BlackRock Municipal Income Trust II, BlackRock MuniHoldings Investment Quality Fund, and BlackRock MuniVest Fund, Inc. (the “Funds”), including the schedules of investments, as of August 31, 2021, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of August 31, 2021, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

October 20, 2021

We have served as the auditor of one or more BlackRock investment companies since 1992.

R E P O R T O F I N D E P E N D E N T R E G I S T E R E D P U B L I C A C C O U N T I N G F I R M	75

Important Tax Information (unaudited)

For the fiscal period ended April 12, 2021, the Funds designate the following amounts paid as exempt-interest dividends:

Fund Name	Exempt-Interest Dividends
BSD	$ 5,448,790
MFT	5,078,570
BBF	4,507,379

76	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements

The Boards of Directors/Trustees, as applicable (collectively, the “Board,” the members of which are referred to as “Board Members”) of BlackRock Municipal Income Quality Trust (“BYM”), BlackRock Municipal Income Trust II (“BLE”), BlackRock MuniHoldings Investment Quality Fund (“MFL”) and BlackRock MuniVest Fund, Inc. (“MVF” and collectively with BYM, BLE and MFL, the “Funds” and each, a “Fund”) met on May 4, 2021 (the “May Meeting”) and June 8-9, 2021 (the “June Meeting”) to consider the approval to continue the investment advisory agreements (the “Advisory Agreements”) or (the “Agreements”) between each Fund and BlackRock Advisors, LLC (the “Manager” or “BlackRock”), each Fund’s investment advisor.

The Approval Process:

Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for each Fund on an annual basis. The Board members whom are not “interested persons” of each Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to each Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each typically extending for two days, as well as additional ad hoc meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had a fifth one-day meeting to consider specific information surrounding the renewal of the Agreements. In particular, the Board assessed, among other things, the nature, extent and quality of the services provided to each Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of each Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.

During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to each Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by each Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to each Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of each Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and each Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of each Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to each Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) each Fund’s market discount/premium compared to peer funds.

Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on Lipper classifications, regarding each Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of each Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with each Fund; (g) a summary of aggregate amounts paid by each Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and each Fund’s operations.

At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.

At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of each Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with each Fund; (d) each Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with each Fund; and (g) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	77

Disclosure of Investment Advisory Agreements (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock

The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of each Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by each Fund’s portfolio management team discussing each Fund’s performance, investment strategies and outlook.

The Board considered, among other factors, with respect to BlackRock: the number, education and experience of investment personnel generally and each Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to each Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.

In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to each Fund. BlackRock and its affiliates provide each Fund with certain administrative, shareholder and other services (in addition to any such services provided to each Fund by third parties) and officers and other personnel as are necessary for the operations of each Fund. In particular, BlackRock and its affiliates provide each Fund with administrative services including, among others: (i) responsibility for disclosure documents, such as the prospectus and the statement of additional information in connection with the initial public offering, registration statements in connection with BLE’s equity shelf program and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of each Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, each Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of each Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans, including in light of the ongoing COVID-19 pandemic.

B. The Investment Performance of each Fund and BlackRock

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of each Fund’s performance as of December 31, 2020, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of each Fund as compared to its Performance Peers and a custom peer group of funds as defined by BlackRock (“Customized Peer Group”) and a composite measuring a blend of total return and yield (“Composite”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of each Fund throughout the year.

In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.

The Board noted that for each of the one-, three- and five-year periods reported, BYM ranked in the third quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BYM, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed BYM’s underperformance relative to its Customized Peer Group Composite during the applicable periods.

The Board noted that for each of the one-, three- and five-year periods reported, BLE ranked in the first quartile against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for BLE, and that BlackRock has explained its rationale for this belief to the Board.

The Board noted that for the one-, three- and five-year periods reported, MFL ranked in the third, third and fourth quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MFL, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MFL’s underperformance relative to its Customized Peer Group Composite during the applicable periods.

The Board noted that for the one-, three- and five-year periods reported, MVF ranked in the third, first and first quartiles, respectively, against its Customized Peer Group Composite. The Board noted that BlackRock believes that the Customized Peer Group Composite is an appropriate performance metric for MVF, and that BlackRock has explained its rationale for this belief to the Board. The Board and BlackRock reviewed MVF’s underperformance relative to its Customized Peer Group Composite during the applicable period.

78	2 0 2 1 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreements (continued)

C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with each Fund

The Board, including the Independent Board Members, reviewed each Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared each Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of each Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of each Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to each Fund. The Board reviewed BlackRock’s estimated profitability with respect to each Fund and other funds the Board currently oversees for the year ended December 31, 2020 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.

The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time, assumption of risk, and liability profile in servicing each Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.

The Board noted that BYM’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the second and third quartiles, respectively, relative to the Expense Peers.

The Board noted that BLE’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Expense Peers.

The Board noted that MFL’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio ranked in the first and second quartiles, respectively, relative to the Expense Peers.

The Board noted that MVF’s contractual management fee rate ranked in the first quartile, and that the actual management fee rate and total expense ratio each ranked in the first quartile, relative to the Expense Peers.

D. Economies of Scale

The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of each Fund increase. The Board also considered the extent to which each Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable each Fund to more fully participate in these economies of scale. The Board considered each Fund’s asset levels and whether the current fee was appropriate.

Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception.

E. Other Factors Deemed Relevant by the Board Members

The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with each Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to each Fund, including for administrative, securities lending and cash management services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T S	79

Disclosure of Investment Advisory Agreements (continued)

The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that each Fund’s fees and expenses are too high or if they are dissatisfied with the performance of each Fund.

The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreements between the Manager and each Fund for a one-year term ending June 30, 2022. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of each Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination.

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Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since August 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock Municipal Income Quality Trust (BYM)

The Fund’s investment objective is to provide current income exempt from federal income taxes, including the alternative minimum tax. The Fund’s investment policies provide that, under normal circumstances, the Fund as a fundamental policy will invest at least 80% of its managed assets in securities that pay interest that is, or make other distributions that are, exempt from federal income tax, including the alternative minimum tax and/or state and local personal taxes, regardless of the technical structure of the issuer of the instrument (“Municipal Bonds”) that pay interest that is exempt from federal income tax, including the alternative minimum tax. The Fund’s investment policies provide that the Fund will not invest in any bond if the interest on that bond is subject to the alternative minimum tax. The Fund cannot change its investment objectives or its policy of investing 80% of its managed assets in bonds that pay interest that is exempt from federal income tax, including the alternative minimum tax without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), or Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. In the case of short term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term and intermediate-term Municipal Bonds.

The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and

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Investment Objectives, Policies and Risks  (continued)

that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains. Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund reserves the right to borrow funds subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.

BlackRock Municipal Income Trust II (BLE)

The Fund’s investment objective is to provide current income exempt from regular federal income taxes. As a fundamental policy, under normal market conditions, the Fund will invest at least 80% of its managed assets in municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities (“Municipal Bonds”), the interest of which is exempt from regular federal income tax (except that the interest may be subject to the alternative minimum tax). The Fund cannot change its investment objectives or the foregoing fundamental policy without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that, under normal market conditions, the Fund will invest at least 80% of its managed assets in investment grade quality Municipal Bonds. Investment grade quality means that such bonds are rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), or Fitch Ratings, Inc. (“Fitch”)) or are unrated but judged to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). Municipal Bonds rated Baa by Moody’s are investment grade, but Moody’s considers Municipal Bonds rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for issuers of Municipal Bonds that are rated BBB or Baa (or that have equivalent ratings) to make principal and interest payments than is the case for issues of higher grade Municipal Bonds. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement.

The Fund may invest up to 20% of its managed assets in Municipal Bonds that are rated, at the time of investment, Ba/BB or B by Moody’s, S&P or Fitch or that are unrated but judged to be of comparable quality by the Manager. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may also invest in securities of other open- or closed-end investment companies that invest primarily in Municipal Bonds of the types in which the Fund may invest directly and in tax-exempt preferred shares that pay dividends that are exempt from regular federal income tax. In addition, the Fund may purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in private activity bonds will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income. VMTP Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing VMTP Shares. The suitability of an investment in VMTP Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that

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Investment Objectives, Policies and Risks  (continued)

from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long- term and intermediate-term Municipal Bonds.

The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund reserves the right to borrow funds subject to the Fund’s investment restrictions. The proceeds of borrowings may be used for any valid purpose including, without limitation, liquidity, investments and repurchases of shares of the Fund.

BlackRock MuniHoldings Investment Quality Fund (MFL)

The Fund seeks as a fundamental investment objective to provide shareholders with current income exempt from federal income tax and to provide shareholders with the opportunity to own shares the value of which is exempt from Florida intangible personal property tax. The investment objective of the Fund is a fundamental policy that may not be changed without a vote of a majority of the Fund’s outstanding voting securities.

The Fund seeks to achieve its investment objective by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income tax (“Municipal Bonds”). At all times, at least 80% of the Fund’s total assets is invested in Municipal Bonds, except during interim periods pending investment of the net proceeds of public offerings of its securities and during temporary defensive periods. At times, the Fund may seek to hedge its portfolio through the use of futures and options transactions to reduce volatility in the net asset value of its Common Shares. Under normal circumstances, at least 80% of the Fund’s total assets will be invested in municipal obligations with remaining maturities of one year or more. The Fund may invest directly in such securities or synthetically through the use of derivatives. There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit nongovernmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time.

The investment grade Municipal Bonds in which the Fund will primarily invest are those Municipal Bonds that are rated at the date of purchase in the four highest rating categories of Moody’s Investors Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), or Fitch Ratings, Inc. (“Fitch”) or, if unrated, are considered to be of comparable quality by BlackRock Advisors, LLC (the “Manager”). In the case of long-term debt, the investment grade rating categories are AAA through BBB for S&P and Fitch and Aaa through Baa for Moody’s. In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-I through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, the Manager takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancements.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.

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Investment Objectives, Policies and Risks  (continued)

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short-term Municipal Bonds with maturities of less than three years. The average maturity of the Fund’s portfolio securities will vary based upon the Manager’s assessment of economic and market conditions.

The Fund may invest in short-term, tax-exempt securities, short-term U.S. Government securities, repurchase agreements or cash. Such short-term securities or cash will not exceed 20% of its total assets except during interim periods pending investment of the net proceeds of public offerings of the Fund’s securities or in anticipation of the repurchase or redemption of the Fund’s securities and temporary periods when, in the opinion of the Manager, prevailing market or financial conditions warrant. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund nevertheless believes such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law, including the 1940 Act. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. For purposes of the Fund’s investment objective and policies, Non-Municipal Tax-Exempt Securities that pay interest that is exempt from federal income taxes will be considered “Municipal Bonds.”

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

The State of Florida repealed the Florida Intangible Tax as of January 2007. As a result, on September 12, 2008, the Board of Trustees of the Fund voted unanimously to approve the Fund investing in Municipal Bonds regardless of geographic location. If Florida were to reinstate the Florida Intangible Tax or adopt a state income tax, however, the Fund would be required to realign its portfolio such that at substantially all of its assets would be invested in Florida Municipal Bonds or obtain shareholder approval to amend the Fund’s fundamental investment objective to remove references to the Florida Intangible Tax. There can be no assurance that the State of Florida will not reinstate the Florida Intangible Tax or adopt a state income tax in the future. There can also be no assurance that the reinstatement of the Florida Intangible Tax or the adoption of a state income tax will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings; provided, however, that the Fund is authorized to borrow moneys in amounts of up to 33 1/3% of the value of its total assets at the time of such borrowings to finance the repurchase of its own common shares pursuant to tender offers or otherwise to redeem or repurchase preferred shares.

BlackRock MuniVest Fund, Inc. (MVF)

The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the alternative minimum tax) (“Municipal Bonds”).

The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common shares and the outstanding preferred shares, including the variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares, whichever is less.

The Fund’s investment policies provide that, under normal market conditions, the Fund will invest primarily in a portfolio of long term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), S&P Global Ratings (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB).

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Investment Objectives, Policies and Risks  (continued)

In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub-categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The foregoing credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may invest up to 20% of its total assets in securities rated below investment grade at time of purchase, or deemed equivalent. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities are sometimes referred to as “high yield” or “junk” bonds.

The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common shares. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income. VMTP Shares therefore would not ordinarily be a suitable investment for investors who are subject to the federal alternative minimum tax or who would become subject to such tax by purchasing VMTP Shares. The suitability of an investment in VMTP Shares will depend upon a comparison of the after-tax yield likely to be provided from the Fund with that from comparable tax-exempt investments not subject to the alternative minimum tax, and from comparable fully taxable investments, in light of each such investor’s tax position. Special considerations may apply to corporate investors.

The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include long-term, intermediate-term and short-term Municipal Bonds.

The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to the Fund’s investment restrictions.

The Fund is authorized to borrow money in amounts of up to 5% of the value of its total assets at the time of such borrowings.

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Investment Objectives, Policies and Risks  (continued)

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.

Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

To the extent the Fund invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Fund) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

•

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Fund’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

•

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•	Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

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Investment Objectives, Policies and Risks  (continued)

•

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay U.S. federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or exempt interest on state municipal securities that are currently exempt to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

U.S. Government Obligations Risk: Certain securities in which the Fund may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States.

Variable Rate Demand Obligations Risks (MFL): Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Repurchase Agreements and Purchase and Sale Contracts Risk (MFL): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Leverage Risk: : The Fund uses leverage for investment purposes through the issuance of VMTP Shares or VRDP Shares, as applicable. The Fund also utilizes leverage for investment purposes by entering into reverse repurchase agreements, derivative instruments with leverage embedded in then, such as TOB Residuals. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest special purpose trusts formed for the purpose of holding municipal bonds contributed by one or more funds (“TOB Trusts”) on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

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Investment Objectives, Policies and Risks  (continued)

Reverse Repurchase Agreements Risk: Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Investment Companies and ETFs Risk (BLE and MFL): Subject to the limitations set forth in the Investment Company Act of 1940, as amended (the “1940 Act”), or as otherwise limited by the SEC, the Fund may acquire shares in other investment companies and in exchange-traded funds (“ETFs”), some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Fund would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).

The securities of other investment companies and ETFs in which the Fund may invest may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Fund to higher volatility in the market value of such securities and the possibility that the Fund’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Fund) will be diminished.

As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Fund is held by an affiliated fund, the ability of the Fund itself to hold other investment companies may be limited.

Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

•

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, certain derivatives are subject to margin requirements and swap dealers are required to collect margin from the Fund with respect to such derivatives. Specifically, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Shares of investment companies (other than certain money market funds) may not be posted as collateral under these regulations. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through at least 2021. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

On October 28, 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into,

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Investment Objectives, Policies and Risks  (continued)

eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

A recent outbreak of an infectious coronavirus has developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	89

Automatic Dividend Reinvestment Plan

Pursuant to BYM, BLE, MFL and MVF’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After BYM, BLE, MFL and MVF declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trusts (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in BYM and BLE that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold brokerage commission fee. Participants in MFL and MVF that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

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Trustee and Officer Information

Independent Trustees(a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Richard E. Cavanagh 1946	Co-Chair of the Board and Trustee (Since 2007)	Director, The Guardian Life Insurance Company of America since 1998; Board Chair, Volunteers of America (a not-for-profit organization) from 2015 to 2018 (board member since 2009); Director, Arch Chemicals (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007 and Executive Dean from 1987 to 1995; President and Chief Executive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	73 RICs consisting of 100 Portfolios	None
Karen P. Robards 1950	Co-Chair of the Board and Trustee (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not- for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	73 RICs consisting of 100 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017.
Michael J. Castellano 1946	Trustee (Since 2011)	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) from 2009 to June 2015 and from 2017 to September 2020; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012; Director, CircleBlack Inc. (financial technology company) from 2015 to July 2020.	73 RICs consisting of 100 Portfolios	None
Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	73 RICs consisting of 100 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (chemical products); Envestnet (investment platform) from 2013 until 2016.
Frank J. Fabozzi (d) 1948	Trustee (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity-Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	75 RICs consisting of 102 Portfolios	None

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	91

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	73 RICs consisting of 100 Portfolios	None
Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	73 RICs consisting of 100 Portfolios	None
J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	73 RICs consisting of 100 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)
R. Glenn Hubbard 1958	Trustee (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	73 RICs consisting of 100 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.
W. Carl Kester (d) 1951	Trustee (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	75 RICs consisting of 102 Portfolios	None
Catherine A. Lynch (d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	75 RICs consisting of 102 Portfolios	None

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Trustee and Officer Information  (continued)

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares businesses from 2012 to 2016.	103 RICs consisting of 253 Portfolios	None
John M. Perlowski (d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	105 RICs consisting of 255 Portfolios	None
(a)	The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	93

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.
Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Trust serve at the pleasure of the Board.

Neal J. Andrews retired as the Chief Financial Officer effective December 31, 2020, and Trent Walker was elected as the Chief Financial Officer effective January 1, 2021.

Effective June 10, 2021, Stayce D. Harris and J. Phillip Holloman were each appointed to serve as a Trustee of the Trusts. Effective July 30, 2021, Lorenzo A. Flores was appointed to serve as a Trustee of the Trusts.

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Additional Information

Proxy Results

The Annual Meeting of Shareholders was held on July 29, 2021 for shareholders of record on June 1, 2021 to elect trustee nominees for each Trust. There were no broker non-votes with regard to any of the Trusts.

Shareholders elected the Class II Trustees as follows:

Trust Name	J. Phillip Holloman		Catherine A. Lynch		Karen P. Robards		Frank J. Fabozzi (a)
	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld
BYM	22,244,447	681,838	21,709,375	1,216,910	21,729,115	1,197,170	1,372	0
BLE	37,688,436	1,262,433	37,593,203	1,357,666	37,546,667	1,404,202	3,027	0

(a)	Voted on by holders of Preferred Shares only.

For the Trusts listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Michael J. Castellano, Richard E. Cavanagh, Cynthia L. Egan, Robert Fairbairn, Stayce Harris, R. Glenn Hubbard, John M. Perlowski and W. Carl Kester. Lorenzo A. Flores was appointed as a Trustee effective July 30, 2021.

Shareholders elected the Trustees as follows:

	Michael J. Castellano			Richard E. Cavanagh			Cynthia L. Egan
Trust Name	Votes For	Votes Withheld		Votes For	Votes Witheld		Votes For	Votes Withheld
MVF	42,471,217	14,599,182		42,440,052	14,630,347		42,605,675	14,464,724

Trust Name		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MFL.	33,169,908	1,131,086	180,256	33,645,587	655,801	179,862	33,849,930	451,995	179,325

	Robert Fairbairn			Stayce Harris			J. Phillip Holloman
Trust Name	Votes For	Votes Withheld		Votes For	Votes Witheld		Votes For	Votes Withheld
MVF	54,530,996	2,539,403		54,575,676	2,494,723		54,546,836	2,523,563

Trust Name		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MFL.	33,891,606	426,740	162,904	33,848,926	451,364	180,960	33,864,235	429,366	187,649

	R. Glenn Hubbard			Catherine A. Lynch			John M. Perlowski
Trust Name	Votes For	Votes Withheld		Votes For	Votes Witheld		Votes For	Votes Withheld
MVF	42,361,619	14,708,780		53,705,718	3,364,681		54,505,415	2,564,984

Trust Name		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MFL.	33,563,366	716,588	201,296	33,353,963	943,949	183,338	33,871,326	427,110	182,814

	Karen P. Robards			Frank J. Fabozzi (a)			W. Carl Kester (a)
Trust Name	Votes For	Votes Withheld		Votes For	Votes Witheld		Votes For	Votes Withheld
MVF	42,373,484	14,696,915		2,438	0		2,438	0

Trust Name		Votes Against	Abstain		Votes Against	Abstain		Votes Against	Abstain
MFL.	33,338,699	958,667	183,884	2,746	0	0	2,746	0	0

(a)	Voted on by holders of Preferred Shares only.

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

A D D I T I O N A L I N F O R M A T I O N	95

Additional Information  (continued)

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Trusts will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Trust does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Trust management will consider ESG characteristics as part of the investment process for actively managed Trusts. These considerations will vary depending on a Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Trust management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Trust. The ESG characteristics utilized in a Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Trust. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Trust may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Trust’s exposure to certain companies or industries and a Trust may forego certain investment opportunities. While Trust management views ESG considerations as having the potential to contribute to a Trust’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Trusts may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Trusts for any particular month may be more or less than the amount of net investment income earned by the Trusts during such month. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since August 31, 2020. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Effective October 19, 2020, MVF has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of MVF, as applicable, reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. MVF’s Bylaws also provide that the provisions of the MCSAA shall not apply to the voting rights of the holders of any shares of preferred stock of MVF, but the MCSAA would apply to any common stock held by the same holder.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trusts’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

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Additional Information  (continued)

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	97

Additional Information  (continued)

Trust and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.

New York, NY 10036

VRDP Remarketing Agent

BofA Securities, Inc.

New York, NY 10036

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Trusts

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC-ICC	Assured Guaranty Corp. — Insured Custody Certificate

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BAM-TCRS	Build America Mutual Assurance Co. — Transferable Custodial Receipts

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

TA	Tax Allocation

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	99

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEF-NTL-08/21-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Michael Castellano

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniVest Fund, Inc.	$35,653	$36,720	$207	$0	$21,300	$21,300	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,032,000	$1,984,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,032,000 and $1,984,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniVest Fund, Inc.	$21,507	$21,300

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,032,000	$1,984,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Karen P. Robards

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance  & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Phillip Soccio, CFA, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Michael Perilli, Director at BlackRock. Each of the foregoing professionals is a member of BlackRock’s municipal tax-exempt management group and is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs.

Soccio, Jaeckel and Perilli have been members of the registrant’s portfolio management team since 2008, 2006, and 2018 respectively.

Portfolio Manager	Biography

Phillip Soccio	Director of BlackRock since 2009; Vice President of BlackRock from 2005 to 2008.

Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2005 to 2006; Director of MLIM from 1997 to 2005.

Michael Perilli	Director of BlackRock since 2021; Vice President of BlackRock from 2017 to 2020; Associate of BlackRock from 2008 to 2016.

(a)(2) As of August 31, 2021:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Phillip Soccio	11	0	0	0	0	0
	$5.09 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	23	0	0	0	0	0
	$28.01 Billion	$0	$0	$0	$0	$0
Michael Perilli	14	0	0	0	0	0
	$7.36 Billion	$0	$0	$0	$0	$0

(iv)	Portfolio Manager Potential Material Conflicts of Interest

            BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

            As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of August 31, 2021:

Portfolio Manager Compensation Overview

            The discussion below describes the portfolio managers’ compensation as of August 31, 2021.

            BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

            Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

            Discretionary Incentive Compensation. Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.

            Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

            Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

            For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

            Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

            Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($290,000 for 2021). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of August 31, 2021.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Phillip Soccio	$10,001-$50,000
Theodore R. Jaeckel, Jr.	None
Michael Perilli	$1-$10,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniVest Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund, Inc.

Date: November 3, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniVest Fund, Inc.

Date: November 3, 2021

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniVest Fund, Inc.

Date: November 3, 2021